UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: February 28

Date of reporting period:  February 28, 2014

Item 1. Reports to Stockholders.

Annual Report

February 28, 2014

Collins Alternative Solutions Fund

Institutional Class
(CLLIX)

Class A
(CLLAX)

Investment Adviser

Collins Capital Investments, LLC
806 Douglas Road
Suite 570
Coral Gables, Florida 33134

Phone: 1-855-55-ALT-MF

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	7

INVESTMENT HIGHLIGHTS	9

SCHEDULE OF INVESTMENTS	13

SCHEDULE OF OPTIONS WRITTEN	26

SCHEDULE OF SECURITIES SOLD SHORT	28

SCHEDULE OF OPEN FUTURES CONTRACTS	31

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS	32

SCHEDULE OF INTEREST RATE SWAPS	35

SCHEDULE OF TOTAL RETURN SWAPS	36

STATEMENT OF ASSETS AND LIABILITIES	38

STATEMENT OF OPERATIONS	40

STATEMENTS OF CHANGES IN NET ASSETS	41

FINANCIAL HIGHLIGHTS	42

NOTES TO FINANCIAL STATEMENTS	44

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	61

BASIS FOR TRUSTEES’ APPROVAL
OF SUB-ADVISORY AGREEMENTS	62

NOTICE OF PRIVACY POLICY & PRACTICES	65

ADDITIONAL INFORMATION	66

Dear Shareholder,

The Collins Alternative Solutions Fund (the “Fund”) concluded its second fiscal year on February 28, 2014.  For the fiscal year, the Fund returned 5.30% versus 0.15% for the Barclays US Aggregate Total Return Index, 25.37% for the S&P 500 Total Return Index and 5.62% for the HFRX Global Hedge Fund Index.  Annualized volatility1 for the Fund was 3.17% versus 2.95% for the Barclays US Aggregate Total Return Index and 12.11% for the S&P 500 Total Return Index.  The Fund had a beta1 to the Barclays US Aggregate Total Return Index of 0.002 and a beta to the S&P 500 Total Return Index of 0.16.

Performance Overview

In a year characterized by the beginning of the end of the grand quantitative easing (QE) experiment, as well as the 30 year bull market in bonds, we were pleased to show little correlation to broader markets.  We added two strategies during the year, Event Driven and Opportunistic Credit, bringing the total strategies deployed in the Fund to eight; no strategies were removed.  All strategies were profitable for the year, with the exception of Global Macro.  Arbitrage was the top performing strategy, followed closely by Activism and Event Driven.

Arbitrage benefited from the decision last year to allocate a large portion of its portfolio into long/short equities and concentrate its convertible bond portfolio into more idiosyncratic positions.  The manager profited from core longs in the auto and financials sectors as well as strong gains in a reorganization equity in an airline.  The overall directional exposure in the Arbitrage portfolio came down significantly towards the end of the period as the manager began to increase short exposure, including shorts in “story stocks” that traded with extremely rich valuations.

Activism performed strongly as several core holdings appreciated after actions that the manager had been agitating for were implemented.  These included the spinoff of a money-losing division in a telecom services company and the replacement of the CEO in a food retailer.  Event Driven, which was added at the end of October, was a material contributor for the year.  The profits were broad based and included contribution from various sectors such as real estate and specialty pharmaceuticals, where different forms of corporate activity from acquisitions to spinoffs drove gains.  The manager has been successful in identifying both potential targets in certain industries as well as acquirers that are being rewarded for making smart acquisitions.

Opportunistic Credit, implemented in September, took advantage of the retail selling of fixed income closed-end funds that were trading with double-digit discounts to their underlying assets.  The strategy benefited from the rally in fixed income towards the end of the period as well as the increased attention the asset class has gained by investors attracted to its high yield.  While some areas of fixed income closed-end funds, most notably munis, have witnessed discount tightening, we believe overall discounts remain attractive.

Reinsurance was a consistent performer due to minimal insured losses related to natural catastrophes.  Long/Short Credit took a cautious stance and focused its portfolio in shorter dated, high yield bonds with a catalyst.  The manager continues to believe the overall high yield bond market is overpriced but is finding pockets of idiosyncratic situations on both the long and short side, while avoiding the larger, beta sensitive bonds.  Market Neutral’s positive gains in its equity portfolio were offset by losses in the volatility strategy, as realized volatility remained exceptionally low throughout the year.
____________
1	Based on daily returns from 4/30/12 (inception) through 2/28/14.
2	Represents no statistical significance at the standard 95% confidence interval. If statistical significance is ignored, the beta is -0.0938.

Global Macro was the only strategy that was negative during the period.  Short positions in the currencies of several emerging market countries with large current account deficits drove the losses during the summer when it appeared that the tapering of QE would be delayed.  Now that markets have priced in the tapering of QE and fundamentals are driving returns, we believe the security selection environment in the emerging markets should improve.  In addition, the large amount of elections and other political catalysts in countries such as Turkey, could provide a favorable backdrop for tactical trading opportunities.

Allocations

The overall exposures in the portfolio are a function of both a top-down view of where we see the most attractive strategies and a bottom-up consideration of each individual manager’s forward-looking opportunity set and risk/reward contribution.  During the period we added two new strategies, Event Driven and Opportunistic Credit, as discussed above.  In addition, throughout the year we dynamically rebalanced the portfolio to capture changes in the market environment of each strategy.  For the fiscal period, Event Driven and Reinsurance were increased most significantly, while Market Neutral and Long Short Credit were the strategies that decreased the most.

Below are the strategy allocations as of February 28, 2014.

Collins Alternative Solutions Fund
Strategy Allocations as of February 28, 2014 (Unaudited)

Percentages are stated as a percentage of allocated capital. Approximately 2% of assets were in unallocated cash.

Outlook

We believe a dynamic approach to investing this year may be rewarded due to the ripening of fundamentals playing out in global markets.  If there was one consensus trade going into 2014, it was long equities and short Treasuries.  January showed how quickly markets can adjust.  Our managers continue to use the market volatility to be opportunistic.  Recent examples include the purchase of certain distressed municipal bonds in the Arbitrage strategy and tactical longs in Turkey in the Global Macro strategy (after profiting from being short Turkey over the past several months).

We are cognizant that strong market rallies are often followed by some sort of correction and several of our managers have increased their short exposure in response to this.  In the low growth environment that we face, it is easy to see a market that generally rewards fundamentals more than sentiment.  Such an environment may reward individual security selection much more.  There are several industries going through profound change, including healthcare, finance, retail and energy, creating opportunities for managers to pick winners and losers.  Similarly, political and policy events across the globe may create an increase in dispersion between geographies and asset classes, which our strategies can take advantage of.

It is hard to imagine with the end of QE, slowing in China and mediocre US Gross Domestic Product (GDP) growth forecasts, that this year will be a repeat of last year’s strong, beta driven market that was heavily driven by multiple expansion.  Our asset allocation focuses on having a diversified portfolio of managers that can capture idiosyncratic opportunities across asset classes, while maintaining low overall directionality to broader markets.  We believe in an uncertain and changing world, this provides the most compelling risk adjusted return while also seeking to protect against the inevitable turbulence along the way.

Sincerely,

Dorothy C. Weaver	Michael J. Collins	Stephen T. Mason
CEO	President	Portfolio Manager

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Diversification does not assure a profit nor protect against risk in a declining market.

Fund holdings and sector allocation are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the Schedule of Investments for complete fund holdings.

Definitions: The Barclays US Aggregate Total Return Index is a broad base index that is often used to represent investment grade bonds being traded in United States. The Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds, and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, Mortgage-backed bonds, Corporate bonds, and a small amount of foreign bonds traded in U.S. The S&P 500 Total Return Index is a broad-based measurement of changes in stock market conditions based on a capitalization-weighted average of 500 leading companies representing all major industries in the U.S. economy. The HFRX Global Hedge Fund Index, calculated by Hedge Fund Research, Inc., is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. Volatility (also known as standard deviation) is a measure of variation or dispersion of returns from the average return. Beta represents the correlated ratio by which the fund’s returns moves in relation to a benchmark’s returns.  A positive beta means the fund’s returns move up and down in proportion to the benchmark’s returns; a negative beta means the fund’s returns move up and down in opposition to the benchmark’s returns; a zero beta means the fund’s returns move independently to the benchmark’s returns.

Correlation measures the degree to which the time-varying rate of return of an investment and that of one or more benchmark investments are synchronized.

It is not possible to invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in smaller and medium sized companies, which involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Because the fund may invest in ETFs and ETNs, they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s and ETN’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The value of ETN’s may be influenced by the level of supply and demand for the ETN, volatility and lack of liquidity. The Fund may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, and, depending upon the characteristics of a particular derivative, suddenly can become illiquid. Investments in Asset Backed, Mortgage Backed, and Collateralized Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investing in commodities may subject the Fund to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations. Sub-Advisers using different styles could experience overlapping security transactions. Certain Sub-Advisers may be purchasing securities at the same time other Sub-Advisers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

Must be preceded or accompanied by a prospectus.

Distributor: Quasar Distributors, LLC.

COLLINS ALTERNATIVE SOLUTIONS FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/13 - 2/28/14) both for the Institutional Class shares and for the Class A shares.

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses. If you purchase Class A shares of the Fund, you will pay an initial sales charge of 5.00% when you invest.  Class A shares are also subject to a contingent deferred sales charge for purchases made at the $1,000,000 breakpoint and redeemed within twelve months of purchase.  In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional

COLLINS ALTERNATIVE SOLUTIONS FUND
Expense Example (Continued)
(Unaudited)

costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/13	2/28/14	9/1/13 – 2/28/14*
Actual**	$1,000.00	$1,028.10	$15.14
Hypothetical (5% return
before expenses)***	$1,000.00	$1,009.87	$15.00

*
Expenses are equal to the Fund’s annualized expense ratio of 2.94%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial period).  Excluding dividends on short positions and interest expense, the Fund’s annualized expense ratio would be 2.49%.

**	Excluding dividends on short positions and interest expense, your actual cost of investing in the Fund would be $12.52.
***	Excluding dividends on short positions and interest expense, your hypothetical cost of investing in the Fund would be $12.42.

	Class A
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/13	2/28/14	9/1/13 – 2/28/14*
Actual**	$1,000.00	$1,027.20	$16.03
Hypothetical (5% return
before expenses)***	$1,000.00	$1,008.98	$15.89

*
Expenses are equal to the Fund’s annualized expense ratio of 3.19%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial period).  Excluding dividends on short positions and interest expense, the Fund’s annualized expense ratio would be 2.69%.

**	Excluding dividends on short positions and interest expense, your actual cost of investing in the Fund would be $13.52.
***	Excluding dividends on short positions and interest expense, your hypothetical cost of investing in the Fund would be $13.42.

COLLINS ALTERNATIVE SOLUTIONS FUND
Investment Highlights
(Unaudited)

The Fund seeks long-term capital appreciation through absolute returns while maintaining a low correlation over time with major equity and bond markets.  The Adviser believes that the Fund’s investment objective of generating long term capital appreciation through absolute (positive) returns can be achieved by utilizing various investment strategies and allocating its assets among multiple sub-advisers.  The strategies utilized are similar to investment strategies traditionally employed by hedge funds.  To implement these strategies each sub-adviser uses various types of securities.  The allocation of portfolio holdings as of February 28, 2014 is as follows:

Allocation of Portfolio Holdings
(as a percentage of net assets)

*	Valued at the net unrealized appreciation (depreciation).

Total Returns as of February 28, 2014
		Annualized
		Since Inception
	One Year	(4/30/12)
Institutional Class Shares	5.30%	4.82%
Barclays U.S. Aggregate Total Return Bond Index	0.15%	1.47%
S&P 500 Total Return Index	25.37%	19.49%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month- end may be obtained by calling 1-855-55-ALT-MF.

Continued

COLLINS ALTERNATIVE SOLUTIONS FUND
Investment Highlights (Continued)
(Unaudited)

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and certain broad-based securities indices on the Fund’s inception date. The graph does not reflect any future performance.

The Barclays U.S. Aggregate Total Return Bond Index is a broad-based index that is often used to represent investment grade bonds being traded in the United States.  The Barclays U.S. Aggregate Total Return Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type.  Most U.S. traded investment grade bonds are represented.  Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues.  The Barclays U.S. Aggregate Total Return Bond Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the United States.  The S&P 500 Total Return Index is a broad-based measurement of changes in stock market conditions based on a capitalization-weighted average of 500 leading companies representing all major industries in the U.S. economy.  It is not possible to invest directly in an index.

Growth of $1,000,000 Investment

*  Inception Date

COLLINS ALTERNATIVE SOLUTIONS FUND
Investment Highlights (Continued)
(Unaudited)

Total Returns as of February 28, 2014

Since Inception
(7/31/13)
Class A Shares (without sales charge)	1.00%
Class A Shares (with sales charge)	-4.09%
Barclays U.S. Aggregate Total Return Bond Index	2.32%
S&P 500 Total Return Index	11.74%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month- end may be obtained by calling 1-855-55-ALT-MF.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and certain broad-based securities indices on the inception date of the Fund’s Class A shares. The graph does not reflect any future performance.

The Barclays U.S. Aggregate Total Return Bond Index is a broad-based index that is often used to represent investment grade bonds being traded in the United States.  The Barclays U.S. Aggregate Total Return Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type.  Most U.S. traded investment grade bonds are represented.  Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues.  The Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the United States.  The S&P 500 Total Return Index is a broad-based measurement of changes in stock market conditions based on a capitalization-weighted average of 500 leading companies representing all major industries in the U.S. economy.  It is not possible to invest directly in an index.

COLLINS ALTERNATIVE SOLUTIONS FUND
Investment Highlights (Continued)
(Unaudited)

Growth of $10,000 Investment

*	Inception Date

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments

February 28, 2014

	Shares	Value

COMMON STOCKS – 33.54%

Accommodation – 0.61%
Caesars Entertainment Corp. (a)(b)	29,950	$777,502
Leucadia National Corp.	4,534	126,680
		904,182

Administrative and Support Services – 0.20%
Angie’s List, Inc. (a)	9,993	139,003
Sotheby’s (b)	3,407	160,163
		299,166

Air Transportation – 0.41%
American Airlines Group, Inc. (a)	5,050	186,482
AMR Corp Escrow (a)	28,850	431,019
		617,501

Amusement, Gambling, and Recreation Industries – 0.45%
Cedar Fair LP (b)	12,650	672,980

Beverage and Tobacco Product Manufacturing – 0.11%
Reynolds American, Inc. (b)	3,354	170,484

Broadcasting (except Internet) – 1.68%
Charter Communications, Inc. (a)(b)	9,110	1,154,875
Liberty Interactive Corp. (a)(b)	46,510	1,358,092
		2,512,967

Chemical Manufacturing – 2.38%
Abbott Laboratories (b)	4,222	167,951
AptarGroup, Inc. (b)	2,569	169,991
Ecolab, Inc. (b)	1,585	170,784
Endo Health Solutions, Inc. (a)(b)	9,660	771,061
Johnson & Johnson (b)	1,841	169,593
Merck & Co., Inc.	2,980	169,830
PDL BioPharma, Inc.	36,519	312,968
Trinity Biotech PLC – ADR (c)	7,400	196,026
XenoPort, Inc. (a)	226,477	1,415,481
		3,543,685

Clothing and Clothing Accessories Stores – 0.97%
Destination Maternity Corp.	8,234	232,528
Foot Locker, Inc. (b)	3,105	129,510
The Wet Seal, Inc. (a)(b)	570,310	1,083,589
		1,445,627

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

February 28, 2014

	Shares	Value

COMMON STOCKS – 33.54% (Continued)

Computer and Electronic Product Manufacturing – 1.83%
Apple, Inc. (b)	765	$402,573
Cisco Systems, Inc. (b)	14,531	316,776
Fairchild Semiconductor International, Inc. (a)	18,271	257,256
Harris Corp. (b)	2,288	168,900
Intel Corp.	11,895	294,520
QUALCOMM, Inc. (b)	2,093	157,582
Silicon Motion Technology Corp. – ADR (c)	5,585	93,214
Violin Memory, Inc. (a)	65,412	284,542
Volcano Corp. (a)(b)	29,950	642,727
Zynga, Inc. (a)(b)	21,229	107,419
		2,725,509

Credit Intermediation and Related Activities – 1.44%
Altisource Asset Management Corp. (a)(b)(c)	625	484,375
Commerce Bancshares, Inc. (b)	3,805	169,931
DFC Global Corp. (a)(b)	29,262	240,826
Ezcorp, Inc. (a)(b)	12,254	154,891
Fifth Third Bancorp	7,750	168,136
Flagstar Bancorp, Inc. (a)	2,000	44,280
KKR Financial Holdings LLC (b)	31,241	381,765
Ocwen Financial Corp. (a)	2,600	97,344
PHH Corp. (a)	6,851	178,332
Stonegate Mortgage Corp. (a)	16,017	232,727
		2,152,607

Data Processing, Hosting and Related Services – 0.11%
Automatic Data Processing, Inc. (b)	2,156	167,694

Electrical Equipment, Appliance, and
Component Manufacturing – 0.15%
Corning, Inc. (b)	2,913	56,134
Emerson Electric Co. (a)(b)	2,567	167,522
		223,656

Electronics and Appliance Stores – 0.31%
Best Buy Co., Inc.	8,300	221,029
Conn’s, Inc. (a)	6,700	239,860
		460,889

Fabricated Metal Product Manufacturing – 0.15%
Ball Corp. (b)	2,468	137,122

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

February 28, 2014

	Shares	Value

COMMON STOCKS – 33.54% (Continued)

Fabricated Metal Product Manufacturing – 0.15% (Continued)
Crane Co. (b)	1,221	$87,204
		224,326

Food Manufacturing – 0.42%
General Mills, Inc. (b)	3,363	168,251
Kellogg Co. (b)	2,781	168,779
McCormick & Co, Inc. (b)	2,559	169,917
SodaStream International Ltd. (a)(c)	2,902	114,571
		621,518

Food Services and Drinking Places – 1.16%
BJ’s Restaurants, Inc. (a)	49,339	1,366,690
Bob Evans Farms, Inc.	3,711	192,007
McDonald’s Corp. (b)	1,756	167,084
		1,725,781

Furniture and Related Product Manufacturing – 0.31%
Pier 1 Imports, Inc.	12,941	244,844
Select Comfort Corp. (a)	11,653	210,453
		455,297

Gasoline Stations – 0.06%
The Pantry, Inc. (a)(b)	5,840	88,067

General Merchandise Stores – 0.11%
Costco Wholesale Corp. (b)	1,439	168,075

Health and Personal Care Stores – 0.06%
Rite Aid Corp. (a)(b)	14,371	94,705

Insurance Carriers and Related Activities – 2.24%
Aflac, Inc. (b)	2,665	170,773
Assured Guaranty Ltd. (c)	6,085	149,387
Brown & Brown, Inc. (b)	5,645	169,914
Hilltop Holdings, Inc. (a)(b)	26,230	642,897
ING US, Inc. (b)	38,530	1,382,071
MetLife, Inc.	893	45,248
The Hartford Financial Services Group, Inc. (b)	1,720	60,527
UnitedHealth Group, Inc. (b)	5,395	416,872
WellPoint, Inc. (b)	3,313	300,125
		3,337,814

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

February 28, 2014

	Shares	Value

COMMON STOCKS – 33.54% (Continued)

Machinery Manufacturing – 0.23%
Kulicke & Soffa Industries, Inc. (a)(b)	7,889	$91,039
Lam Research Corp. (a)	1,610	83,285
United Technologies Corp. (b)	1,437	168,158
		342,482

Management of Companies and Enterprises – 0.89%
EchoStar Corp. (a)(b)	26,700	1,330,194

Merchant Wholesalers, Durable Goods – 0.17%
Delphi Automotive PLC (b)(c)	1,150	76,556
W.W. Grainger, Inc. (b)	671	171,118
		247,674

Merchant Wholesalers, Nondurable Goods – 0.34%
Sigma-Aldrich Corp. (b)	1,773	167,389
Sysco Corp. (b)	4,654	167,637
The Procter & Gamble Co. (b)	2,145	168,726
		503,752

Mining (except Oil and Gas) – 2.15%
Freeport-McMoRan Copper & Gold, Inc.	4,579	149,367
Newmont Mining Corp. (b)	7,980	185,615
Silver Wheaton Corp. (b)(c)	6,469	165,154
Stillwater Mining Co. (a)(b)	199,784	2,705,075
		3,205,211

Miscellaneous Manufacturing – 0.90%
3M Co.	900	121,257
Coach, Inc. (b)	3,806	185,771
Vivus, Inc. (a)(b)	172,320	1,039,089
		1,346,117

Miscellaneous Store Retailers – 0.05%
Staples, Inc. (b)	5,630	76,512

Motion Picture and Sound Recording Industries – 0.12%
Time Warner, Inc.	2,602	174,672

Nonmetallic Mineral Product Manufacturing – 0.09%
Owens-Illinois, Inc. (a)	4,064	137,851

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

February 28, 2014

	Shares	Value

COMMON STOCKS – 33.54% (Continued)

Nonstore Retailers – 3.02%
Crestwood Equity Partners LP (b)	49,235	$660,241
eBay, Inc. (a)	7,016	412,330
Nutrisystem, Inc. (b)	168,494	2,480,232
ValueVision Media, Inc. (a)	170,420	952,648
		4,505,451

Nursing and Residential Care Facilities – 0.64%
Brookdale Senior Living, Inc. (a)	14,209	476,570
Emeritus Corp. (b)	15,091	475,819
		952,389

Oil and Gas Extraction – 0.21%
Bill Barrett Corp. (a)(b)	2,350	59,549
Gran Tierra Energy, Inc. (a)(b)	17,540	124,359
Range Resources Corp. (b)	920	79,166
Stone Energy Corp. (a)(b)	1,576	56,641
		319,715

Other Information Services – 0.91%
Liberty Global PLC (a)(b)(c)	16,000	1,354,560

Paper Manufacturing – 1.14%
Graphic Packaging Holding Co. (a)(b)	145,020	1,485,005
Rock-Tenn Co.	1,945	217,101
		1,702,106

Personal and Laundry Services – 0.15%
Weight Watchers International, Inc.	10,500	223,230

Petroleum and Coal Products Manufacturing – 1.06%
Chevron Corp. (b)	5,337	615,516
Exxon Mobil Corp. (b)	5,558	535,069
Valero Energy Corp.	9,000	431,820
		1,582,405

Plastics and Rubber Products Manufacturing – 0.82%
Berry Plastics Group, Inc. (a)(b)	38,843	945,050
Illinois Tool Works, Inc. (b)	2,030	167,475
The Goodyear Tire & Rubber Co. (b)	4,086	109,791
		1,222,316

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

February 28, 2014

	Shares	Value

COMMON STOCKS – 33.54% (Continued)

Primary Metal Manufacturing – 0.29%
AK Steel Holding Corp. (a)(b)	8,730	$54,213
Allegheny Technologies, Inc.	3,728	118,476
Titan International, Inc.	13,730	260,321
		433,010

Printing and Related Support Activities – 0.05%
RR Donnelley & Sons Co. (b)	3,820	73,076

Professional, Scientific, and Technical Services – 0.09%
Fluor Corp.	1,749	135,880

Publishing Industries (except Internet) – 1.55%
Microsoft Corp. (b)	12,117	464,202
News Corp. (a)(b)	77,600	1,422,408
Oracle Corp. (b)	10,933	427,590
		2,314,200

Rail Transportation – 0.12%
Norfolk Southern Corp. (b)	1,860	170,952

Securities, Commodity Contracts, and Other Financial
Investments and Related Activities – 0.31%
Apollo Global Management LLC	2,914	93,802
Blackstone Group LP (b)	5,911	197,132
Eaton Vance Corp. (b)	4,571	172,966
		463,900

Support Activities for Mining – 0.64%
ConocoPhillips (b)	2,546	169,309
Superior Energy Services, Inc.	11,250	332,888
Transocean Ltd. (c)	8,000	339,200
Vantage Drilling Co. (a)(b)(c)	62,275	108,981
		950,378

Telecommunications – 0.27%
AT&T, Inc. (b)	5,224	166,802
Verizon Communications, Inc. (b)	5,077	241,564
		408,366

Transportation Equipment Manufacturing – 1.20%
Ford Motor Co. (b)	27,003	415,576

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

February 28, 2014

	Shares	Value

COMMON STOCKS – 33.54% (Continued)

Transportation Equipment Manufacturing – 1.20% (Continued)
General Motors Co. (a)	10,800	$390,960
Lear Corp. (b)	825	66,990
Lockheed Martin Corp. (b)	1,047	169,928
Magna International, Inc. (b)(c)	859	76,554
Polaris Industries, Inc. (b)	1,264	169,414
Tenneco, Inc. (a)(b)	1,337	80,541
Tower International, Inc. (a)(b)	7,483	192,163
TRW Automotive Holdings Corp. (a)(b)	1,016	83,637
WABCO Holdings, Inc. (a)	1,401	143,533
		1,789,296

Utilities – 0.61%
Dominion Resources, Inc. (b)	2,395	166,213
Entergy Corp. (b)	2,615	166,889
EQT Corp. (b)	743	76,002
National Fuel Gas Co. (b)	2,221	166,842
Northeast Utilities (b)	3,803	169,043
The Southern Co. (b)	3,966	167,960
		912,949

Waste Management and Remediation Services – 0.11%
Waste Management, Inc. (b)	4,070	168,905

Water Transportation – 0.14%
Hornbeck Offshore Services, Inc. (a)	4,959	212,047

Wholesale Electronic Markets and Agents and Brokers – 0.11%
Genuine Parts Co. (b)	1,927	169,749
TOTAL COMMON STOCKS (Cost $46,939,932)		50,041,875

	Principal
	Amount

CONVERTIBLE BONDS – 6.17%

Accommodation – 0.44%
Leucadia National Corp.
3.750%, 04/15/2014	$500,000	663,750

Administrative and Support Services – 0.45%
CBIZ, Inc.
4.875%, 10/01/2015 (b)(d) (Acquired 6/26/2012 and 1/30/2013,
Cost $510,728)	500,000	666,250

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

February 28, 2014

	Principal
	Amount	Value

CONVERTIBLE BONDS – 6.17% (Continued)

Beverage and Tobacco Product Manufacturing – 0.49%
Vector Group Ltd.
3.750%, 11/15/2014 (b)	$500,000	$731,562

Chemical Manufacturing – 0.01%
PDL Biopharma, Inc.
4.000%, 02/01/2018	17,000	17,563

Computer and Electronic Product Manufacturing – 1.13%
Illumina, Inc.
0.250%, 03/15/2016 (d) (Acquired 1/23/2014, Cost $866,657)	500,000	1,030,625
L-3 Communications Holdings Corp.
3.000%, 08/01/2035	500,000	654,063
		1,684,688

Credit Intermediation and Related Activities – 0.42%
Encore Capital Group, Inc.
3.000%, 07/01/2020 (d) (Acquired 8/26/2013, Cost $559,414)	500,000	622,500

Funds, Trusts, and Other Financial Vehicles – 0.09%
Hercules Technology Growth Capital, Inc.
6.000%, 04/15/2016	100,000	133,125

Health and Personal Care Stores – 0.50%
Omnicare, Inc.
3.750%, 04/01/2042 (b)	500,000	749,687

Miscellaneous Manufacturing – 0.99%
Callaway Golf Co.
3.750%, 08/15/2019	500,000	621,250
Teleflex, Inc.
3.875%, 08/01/2017	500,000	849,375
		1,470,625

Nonmetallic Mineral Product Manufacturing – 0.47%
Cemex SAB de CV
3.250%, 03/15/2016 (c)	500,000	706,250

Primary Metal Manufacturing – 0.50%
Kaiser Aluminum Corp.
4.500%, 04/01/2015	500,000	743,750

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

February 28, 2014

	Principal
	Amount	Value

CONVERTIBLE BONDS – 6.17% (Continued)

Transportation Equipment Manufacturing – 0.68%
Tesla Motors, Inc.
1.500%, 06/01/2018	$500,000	$1,019,688
TOTAL CONVERTIBLE BONDS (Cost $7,837,291)		9,209,438

CORPORATE BONDS – 3.67%

Ambulatory Health Care Services – 0.74%
Prospect Medical Holdings, Inc.
8.375%, 05/01/2019 (d) (Acquired 7/11/2013, Cost $1,055,000)	1,000,000	1,105,000

Broadcasting (except Internet) – 0.35%
LBI Media, Inc.
10.000%, 04/15/2019 (d) (Acquired 11/25/2013, Cost $515,000)	500,000	525,000

Food Manufacturing – 0.55%
Simmons Foods, Inc.
10.500%, 11/01/2017 (d) (Acquired 12/17/2013, Cost $795,265)	750,000	814,688

Oil and Gas Extraction – 0.71%
Ocean Rig UDW, Inc.
9.500%, 04/27/2016 (c)(d) (Acquired 9/13/2013, Cost $1,049,550)	1,000,000	1,058,750

Securities, Commodity Contracts, and Other Financial
Investments and Related Activities – 0.67%
Burlington Holdings LLC
9.000%, 02/15/2018 (d) (Acquired 8/20/2013 and
11/8/2013, Cost $981,845)	963,000	991,890

Telecommunications – 0.65%
Goodman Networks, Inc.
12.125%, 07/01/2018	910,000	973,700
TOTAL CORPORATE BONDS (Cost $5,360,641)		5,469,028

	Shares

EXCHANGE-TRADED FUNDS – 8.02%

Funds, Trusts, and Other Financial Vehicles – 8.02%
Industrial Select Sector SPDR Fund (b)	6,108	317,982
iShares 1-3 Year Credit Bond Fund (b)	15,915	1,681,897
iShares Floating Rate Bond Fund (b)	39,873	2,021,561
iShares iBoxx $ High Yield Corporate Bond Fund (b)	5,297	502,844

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

February 28, 2014

	Shares	Value

EXCHANGE-TRADED FUNDS – 8.02% (Continued)

Funds, Trusts, and Other Financial Vehicles – 8.02% (Continued)
iShares Intermediate Credit Bond Fund (b)	6,138	$671,866
iShares MBS Fund (b)	12,628	1,348,039
iShares MSCI Emerging Markets Index Fund	38,000	1,500,240
iShares MSCI Mexico Capped Fund	12,470	751,816
Market Vectors Gold Miners Fund (b)	17,475	452,253
Market Vectors Junior Gold Miners Fund (b)	2,011	83,135
PowerShares Senior Loan Portfolio (b)	20,310	505,110
Putnam Premier Income Trust	106,694	588,951
SPDR S&P 500 ETF Trust (b)	4,679	871,698
Technology Select Sector SPDR Fund (b)	18,289	664,805
TOTAL EXCHANGE-TRADED FUNDS (Cost $11,674,255)		11,962,197

	Principal
	Amount

MUNICIPAL BONDS – 0.22%

Puerto Rico Sales Tax Financing Corp.
0.00% Coupon, 6.481% Effective Yield, 08/01/2054	$4,500,000	335,475
TOTAL MUNICIPAL BONDS (Cost $326,250)		335,475

	Shares

MUTUAL FUNDS/CLOSED-END FUND – 14.74%

Funds, Trusts, and Other Financial Vehicles – 14.74%
American Capital Ltd. (a)(b)	14,019	218,136
Blackrock Core Bond Trust	72,132	965,126
Blackrock Credit Allocation Income Trust	57,916	781,866
Invesco Municipal Opportunity Trust	29,465	360,946
Morgan Stanley Emerging Markets Debt Fund, Inc.	58,153	568,736
NexPoint Credit Strategies Fund	84,473	944,408
Nuveen Dividend Advantage Municipal Fund 3	67,522	884,538
Nuveen Quality Preferred Income Fund	88,567	714,736
Nuveen Select Quality Municipal Fund	30,067	404,702
PIMCO Dynamic Credit Income Fund	25,963	601,563
Putnam Municipal Opportunities Trust	60,391	684,834
Stone Ridge High Yield Reinsurance Risk Premium Fund	638,173	6,624,231
Stone Ridge Reinsurance Risk Premium Fund	613,579	6,362,811
Wells Fargo Advantage Income Opportunities Fund	63,055	595,870
Western Asset Emerging Market Income Fund, Inc.	57,658	702,851
Western Asset High Income Opportunity Fund, Inc.	96,593	585,353
TOTAL MUTUAL FUNDS (Cost $21,480,954)		22,000,707

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

February 28, 2014

	Contracts	Value

PURCHASED OPTIONS – 0.41%

Call Options – 0.21%
S&P 500 Index
Expiration: March 2014, Exercise Price $2,075.00	10	$25
Expiration: March 2014, Exercise Price $2,075.00	10	25
Expiration: March 2014, Exercise Price $2,100.00	10	50
Expiration: March 2014, Exercise Price $2,100.00	10	75
Expiration: April 2014, Exercise Price $1,900.00	8	6,128
Expiration: April 2014, Exercise Price $2,050.00	10	175
Expiration: April 2014, Exercise Price $2,100.00	8	240

	Notional
	Amount
British Pound / U.S. Dollar
Expiration: March 2014, Exercise Price 1.69	5,850,000	17,594
British Pound / U.S. Dollar
Expiration: March 2014, Exercise Price 1.71	65,000	4,483
Euro / Swiss Franc
Expiration: October 2014, Exercise Price 1.25	6,100,000	37,232
U.S. Dollar / Canadian Dollar
Expiration: April 2014, Exercise Price 1.13	2,450,000	10,106
U.S. Dollar / Chinese Yuan
Expiration: January 2015, Exercise Price 6.15	5,000,000	48,540
U.S. Dollar / Japanese Yen
Expiration: April 2014, Exercise Price 105.50	2,450,000	3,533
Expiration: June 2014, Exercise Price 108.50	2,750,000	5,192
U.S. Dollar / Turkish Lira
Expiration: March 2014, Exercise Price 2.10	2,500,000	135,475
Expiration: March 2014, Exercise Price 2.20	2,500,000	44,203
TOTAL CALL OPTIONS		313,076

	Contracts
Put Options – 0.20%
Eurodollar 3 Year Midcurve
Expiration: March 2014, Exercise Price $97.00	55	344
S&P 500 Index
Expiration: April 2014, Exercise Price $1,710.00	8	2,960
Expiration: April 2014, Exercise Price $1,710.00	8	3,960
Expiration: April 2014, Exercise Price $1,710.00	8	4,800
SPDR S&P 500 ETF Trust
Expiration: March 2014, Exercise Price $175.00	100	3,000
Expiration: June 2015, Exercise Price $155.00	370	201,650

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

February 28, 2014

	Notional
	Amount	Value

PURCHASED OPTIONS – 0.41% (Continued)

Put Options – 0.20% (Continued)
Australian Dollar / U.S. Dollar
Expiration: April 2014, Exercise Price 0.87	2,450,000	$11,454
Euro / British Pound Knock-Out (at 0.77)
Expiration: July 2014, Exercise Price 0.81	7,350,000	21,822
Euro / Norwegian Kroner
Expiration: June 2014, Exercise Price 8.30	2,240,000	42,999
Euro / U.S. Dollar
Expiration: March 2014, Exercise Price 1.32	5,000,000	490
TOTAL PUT OPTIONS		293,479
TOTAL PURCHASED OPTIONS (Cost $763,955)		606,555

	Shares

REAL ESTATE INVESTMENT TRUSTS – 3.61%

Funds, Trusts, and Other Financial Vehicles – 1.28%
American Capital Agency Corp. (b)	12,021	267,948
Anworth Mortgage Asset Corp. (b)	27,435	142,113
Apollo Residential Mortgage, Inc. (b)	8,089	141,072
NorthStar Realty Finance Corp. (b)	87,840	1,362,399
		1,913,532
Real Estate – 2.10%
American Realty Capital Properties, Inc. (b)	89,350	1,312,551
Annaly Capital Management, Inc.	15,531	173,637
Blackstone Mortgage Trust, Inc. (b)	57,112	1,654,535
		3,140,723
Securities, Commodity Contracts, and Other Financial
Investments and Related Activities – 0.23%
American Capital Mortgage Investment Corp. (b)	5,603	113,012
Starwood Waypoint Residential Trust (b)	8,310	225,284
		338,296
TOTAL REAL ESTATE INVESTMENT
TRUSTS (Cost $4,899,950)		5,392,551

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Investments (Continued)

February 28, 2014

	Shares	Value

MONEY MARKET FUNDS – 29.50%
Fidelity Institutional Money Market Portfolio,
Class I – 0.037% (b)(e)	22,095,565	$22,095,565
STIT – Liquid Assets Portfolio,
Institutional Class – 0.073% (b)(e)	21,930,003	21,930,003
TOTAL MONEY MARKET FUNDS (Cost $44,025,568)		44,025,568
Total Investments (Cost $143,308,796) – 99.88%		149,043,394
Other Assets in Excess of Liabilities – 0.12%		172,788
TOTAL NET ASSETS – 100.00%		$149,216,182

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
(a)	Non-income producing security.
(b)
All or a portion of this security is pledged as collateral for written options, futures, and securities sold short.  The aggregate value of these securities as of February 28, 2014 was $39,855,191.  See Note 2 in the accompanying footnotes.

(c)	Foreign issued security.
(d)
Denotes a security is either fully or partially restricted to resale.  The aggregate value of restricted securities at February 28, 2014 was $6,814,703 which represented 4.57% of net assets.  Securities issued pursuant to Rule 144A under the Securities Act of 1933 and Regulation S under the Securities Act of 1933.  Such securities are deemed illiquid using procedures established by the Board of Trustees.

(e)	Variable rate security. The rate shown is as of February 28, 2014.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Options Written

February 28, 2014

	Contracts	Value

CALL OPTIONS

Eurodollar 3 Year Midcurve
Expiration: March 2014, Exercise Price $97.75	49	$10,719
NutriSystem, Inc.
Expiration: March 2014, Exercise Price $15.00	150	5,250
Expiration: March 2014, Exercise Price $16.00	50	750
S&P 500 Index
Expiration: March 2014, Exercise Price $1,770.00	4	33,600
Expiration: April 2014, Exercise Price $1,830.00	8	37,560
Expiration: April 2014, Exercise Price $1,840.00	8	33,800
Expiration: March 2014, Exercise Price $1,780.00	8	65,520
Expiration: April 2014, Exercise Price $1,850.00	8	28,800
Expiration: March 2014, Exercise Price $1,740.00	8	99,160
Vivus, Inc.
Expiration: March 2014, Exercise Price $6.00	500	16,500
Expiration: March 2014, Exercise Price $7.00	24	240
		331,899

	Notional
	Amount
Australian Dollar / U.S. Dollar
Expiration: April 2014, Exercise Price 0.93	2,450,000	2,075
New Zealand Dollar / U.S. Dollar
Expiration: April 2014, Exercise Price 0.87	3,675,000	4,498
U.S. Dollar / South-Korean Won
Expiration: April 2014, Exercise Price 1,085.00	4,000,000	22,816
U.S. Dollar / Turkish Lira
Expiration: March 2014, Exercise Price 2.15	5,000,000	167,685
		197,074
TOTAL CALL OPTIONS		528,973

	Contracts

PUT OPTIONS

S&P 500 Index
Expiration: April 2014, Exercise Price $1,850.00	8	22,880
Expiration: April 2014, Exercise Price $1,830.00	8	13,680
Expiration: April 2014, Exercise Price $1,840.00	8	16,552
SPDR S&P 500 ETF Trust
Expiration: March 2014, Exercise Price $161.00	100	800
		53,912

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Options Written (Continued)

February 28, 2014

	Notional
	Amount	Value
Euro / Swiss Franc
Expiration: October 2014, Exercise Price 1.20	6,100,000	$72,057
Euro / U.S. Dollar Knock-In (at 1.27)
Expiration: March 2014, Exercise Price 1.30	5,000,000	97
Norwegian Kroner / Swedish Krona
Expiration: April 2014, Exercise Price 1.03	21,600,000	2,933
Expiration: March 2014, Exercise Price 1.03	23,800,000	139
U.S. Dollar / Canadian Dollar
Expiration: April 2014, Exercise Price 1.07	2,450,000	2,124
U.S. Dollar / Japanese Yen
Expiration: March 2014, Exercise Price 100.50	4,900,000	15,518
Expiration: January 2015, Exercise Price 90.00	14,700,000	109,765
Expiration: June 2014, Exercise Price 97.50	2,750,000	15,174
		217,807
TOTAL PUT OPTIONS		271,719
TOTAL OPTIONS WRITTEN (Premiums Received $784,848)		$800,692

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Securities Sold Short

February 28, 2014

	Shares	Value
Acuity Brands, Inc.	1,596	$225,116
Amazon.com, Inc.	850	307,785
Amedisys, Inc.	9,219	156,354
American Airlines Group, Inc.	20,993	775,271
Applied Industrial Technologies, Inc.	2,327	118,747
AvalonBay Communities, Inc.(1)	1,408	181,590
Black Diamond, Inc.	6,936	73,383
Blackbaud, Inc.	3,461	108,399
Cabela’s, Inc.	1,263	83,762
Callaway Golf Co.	50,034	421,286
CarMax, Inc.	1,750	84,752
Casey’s General Stores, Inc.	1,773	121,433
CBIZ, Inc.	50,600	461,978
Cemex SAB de CV – ADR	39,900	521,892
Chipotle Mexican Grill, Inc.	678	383,212
CLARCOR, Inc.	1,422	82,376
Concur Technologies, Inc.	2,020	249,369
Consumer Discretionary Select Sector SPDR Fund(2)	1,700	113,628
Consumer Staples Select Sector SPDR Fund(2)	14,315	606,240
Core Laboratories NV(3)	875	164,544
CR Bard, Inc.	550	79,288
Cree, Inc.	5,356	329,019
Dorman Products, Inc.	4,315	248,630
DSW, Inc.	2,926	112,592
DuPont Fabros Technology, Inc.(1)	13,430	356,701
EastGroup Properties, Inc.(1)	2,249	139,528
Encore Capital Group, Inc.	7,172	348,703
Equinix, Inc.	1,577	299,567
Equity One, Inc.(1)	4,650	107,880
Facebook, Inc.	5,027	344,148
FARO Technologies, Inc.	2,776	159,731
Financial Engines, Inc.	1,648	93,128
FMC Corp.	1,460	112,683
Graco, Inc.	1,648	128,593
Harley-Davidson, Inc.	2,847	188,073
Hercules Technology Growth Capital, Inc.(4)	8,400	132,216
Hospira, Inc.	2,019	87,382
Illumina, Inc.	5,700	977,493
International Speedway Corp.	3,100	104,563
iShares 20+ Year Treasury Bond Fund(2)	17,864	1,939,495
iShares Nasdq Biotechnology ETF(2)	3,478	919,653
iShares Russell 2000 Fund(2)	43,392	5,099,428
iShares U.S. Real Estate Fund(2)	15,700	1,073,095
j2 Global, Inc.	7,400	380,360

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Securities Sold Short (Continued)

February 28, 2014

	Shares	Value
Kaiser Aluminum Corp.	9,900	$698,841
Kellogg Co.	1,861	112,944
Keurig Green Mountain, Inc.	5,145	564,818
L-3 Communications Holdings, Inc.	4,455	514,107
Lennox International, Inc.	2,761	253,681
Leucadia National Corp.	15,857	443,045
Manhattan Associates, Inc.	8,736	331,007
Marketo, Inc.	2,740	112,340
Mattress Firm Holding Corp.	6,606	287,956
Michael Kors Holdings Ltd.(3)	3,570	349,967
National Retail Properties, Inc.(1)	10,350	371,461
Neogen Corp.	2,213	95,867
Netflix, Inc.	600	267,378
Nordson Corp.	1,499	109,667
NTELOS Holdings Corp.	19,520	272,890
Omnicare, Inc.	11,100	653,790
Owens-Illinois, Inc.	10,300	349,376
Pandora Media, Inc.	5,825	217,972
PDL BioPharma, Inc.	35,255	302,271
Post Holdings, Inc.(1)	6,280	358,714
Post Properties, Inc.	3,294	159,858
Public Storage(1)	769	129,961
RealPage, Inc.	15,580	275,766
Realty Income Corp.(1)	8,300	368,686
Red Robin Gourmet Burgers, Inc.	2,578	200,904
Regency Centers Corp.(1)	2,088	106,008
ResMed, Inc.	1,875	82,538
Restoration Hardware Holdings, Inc.	3,310	224,153
Salesforce.com, Inc.	3,360	209,563
Shutterfly, Inc.	2,353	128,380
Skechers U.S.A., Inc.	5,115	172,529
Sonic Corp.	9,390	191,368
Sprouts Farmers Market, Inc.	3,662	142,891
SPDR Barclays High Yield Bond Fund ETF(2)	22,736	944,226
SPDR S&P Retail ETF(2)	10,500	899,115
SPS Commerce, Inc.	1,908	129,362
Starz	12,350	394,953
Suburban Propane Partners LP	7,290	314,053
Sysco Corp.	9,480	341,470
Teleflex, Inc.	7,500	764,925
Tesla Moters, Inc.	3,700	905,797
Texas Industries, Inc.	2,401	203,845
The Boston Beer Co., Inc.	795	188,216
The Buckle, Inc.	7,650	347,081

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Securities Sold Short (Continued)

February 28, 2014

	Shares	Value
The Container Store Group, Inc.	2,600	$93,106
The Dun & Bradstreet Corp.	3,025	300,110
The Toro Co.	3,819	252,932
Tiffany & Co.	997	92,970
TriMas Corp.	3,106	104,393
TripAdvisor, Inc.	2,182	218,724
Tyler Technologies, Inc.	1,876	175,931
Vail Resorts, Inc.	1,504	105,761
Vector Group Ltd.	34,749	678,648
Walgreen Co.	3,643	247,542
World Fuel Services Corp.	7,800	351,156
Wynn Resorts Ltd.	1,444	350,156
Xylem, Inc.	4,052	159,446
Zillow, Inc.	2,156	180,242

	Principal
	Amount
Block Financial Corp.
5.500%, 11/01/2022(5)	$500,000	535,015
MGM Resorts International
6.625%, 12/15/2021(5)	750,000	824,062
TOTAL SECURITIES SOLD SHORT (Proceeds $35,149,432)		$38,167,000

ADR – American Depositary Receipt
(1)	Real estate investment trust.
(2)	Exchange-traded fund.
(3)	Foreign issued security.
(4)	Mutual fund/closed-end fund.
(5)	Corporate bond.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Open Futures Contracts

February 28, 2014

	Number				Unrealized
	of Contracts	Notional		Settlement	Appreciation
Description	Sold	Value		Month	(Depreciation)
FTSE/JSE Top 40 Index	17	672,438	(a)	Mar-14	$(28,979)
Mini MSCI Emerging Market Index	49	2,345,140	(b)	Mar-14	(19,213)
S&P 500 E-mini Index	33	3,065,040	(b)	Mar-14	(125,285)
SGX CNX Nifty Index	52	653,172	(b)	Mar-14	(2,294)
U.S. 10YR Note	6	747,188	(b)	Jun-14	(2,132)
Total Futures Contracts Sold					$(177,903)

	Number				Unrealized
	of Contracts	Notional		Settlement	Appreciation
Description	Purchased	Value		Month	(Depreciation)
90 Day Sterling	84	17,448,131	(c)	Dec-14	$9,273
BIST 30 Index	185	633,197	(d)	Apr-14	833
Euro Stoxx 50 Index	19	823,487	(e)	Mar-14	32,166
Euro-Bobl Index	10	1,748,841	(e)	Mar-14	26,747
FTSE/MIB Index	4	564,488	(e)	Mar-14	30,014
Nikkei 225 Index	6	876,093	(f)	Mar-14	(15,218)
RTS Index	122	308,172	(b)	Mar-14	(22,730)
WIG 20 Index	87	729,991	(g)	Mar-14	38,920
Total Futures
Contracts Purchased					$100,005

(a)	South African Rand
(b)	U.S. Dollar
(c)	British Pound
(d)	Turkish Lira
(e)	Euro
(f)	Japanese Yen
(g)	Polish Zloty

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Open Forward Currency Contracts

February 28, 2014

		U.S. $		U.S. $
Forward		Value at		Value at	Unrealized
Settlement	Currency to	Feb. 28,	Currency to	Feb. 28,	Appreciation
Date	be received	2014	be delivered	2014	(Depreciation)
3/19/14 (a)	Australian Dollar	$884,920	Euro	$897,183	$(12,263)
3/19/14 (a)	Australian Dollar	1,044,457	Japanese Yen	1,052,216	(7,758)
3/19/14 (a)	Australian Dollar	4,691,145	U.S. Dollar	4,678,839	12,306
3/19/14 (a)	Brazilian Real	2,037,578	U.S. Dollar	2,000,000	37,578
3/19/14 (a)	British Pound	10,817,091	Euro	10,807,599	9,491
3/19/14 (a)	British Pound	2,176,599	Japanese Yen	2,173,589	3,009
3/20/14 (a)	British Pound	1,088,291	U.S. Dollar	1,083,640	4,652
3/19/14 (a)	British Pound	2,595,175	U.S. Dollar	2,575,860	19,315
3/19/14 (a)	Canadian Dollar	1,189,578	U.S. Dollar	1,190,000	(422)
5/27/14 (a)	Chinese Yuan	6,481,011	U.S. Dollar	6,500,000	(18,989)
3/19/14 (a)	Colombian Peso	1,216,595	U.S. Dollar	1,280,000	(63,405
3/19/14 (a)	Czech Koruna	418,085	Euro	415,327	2,759
3/19/14 (a)	Czech Koruna	1,419,712	U.S. Dollar	1,407,600	12,112
3/19/14 (a)	Euro	2,242,956	British Pound	2,243,573	(617)
3/19/14 (a)	Euro	2,242,956	Czech Koruna	2,249,179	(6,223)
3/19/14 (a)	Euro	2,528,675	Japanese Yen	2,520,588	8,087
			Norwegian
3/19/14 (a)	Euro	1,020,304	Kroner	1,026,475	(6,172)
			Swedish
3/19/14 (a)	Euro	1,690,844	Krona	1,685,503	5,342
3/19/14 (a)	Euro	25,057,619	U.S. Dollar	24,867,489	190,130
3/19/14 (a)	Hungarian Forint	905,344	Euro	897,183	8,162
3/19/14 (a)	Hungarian Forint	1,157,049	U.S. Dollar	1,160,000	(2,951)
			Australian
3/20/14 (a)	Japanese Yen	522,574	Dollar	534,668	(12,094)
			Australian
3/19/14 (a)	Japanese Yen	1,040,329	Dollar	1,033,763	6,566
3/19/14 (a)	Japanese Yen	4,335,116	British Pound	4,353,197	(18,082)
3/19/14 (a)	Japanese Yen	2,407,060	Euro	2,429,294	(22,234)
3/19/14 (a)	Japanese Yen	9,930,413	U.S. Dollar	9,846,200	84,213
3/19/14 (a)	Mexican Peso	755,628	Euro	768,264	(12,635)
3/19/14 (a)	Mexican Peso	7,442,732	U.S. Dollar	7,454,500	(11,768)
	New Zealand
3/19/14 (a)	Dollar	1,280,952	U.S. Dollar	1,258,987	21,966
3/19/14 (a)	Norwegian Kroner	1,400,610	Euro	1,380,281	20,329
3/19/14 (a)	Norwegian Kroner	1,863,080	U.S. Dollar	1,809,300	53,780
3/19/14 (a)	Polish Zloty	709,824	Euro	703,943	5,881
3/19/14 (a)	Polish Zloty	2,774,424	U.S. Dollar	2,718,200	56,224
3/19/14 (a)	Russian Rouble	1,805,952	U.S. Dollar	1,884,000	(78,048)
3/18/14 (a)	Russian Rouble	316,851	U.S. Dollar	325,000	(8,149)
3/19/14 (a)	Singapore Dollar	1,513,084	U.S. Dollar	1,525,000	(11,917)

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Open Forward Currency Contracts (Continued)

February 28, 2014

		U.S. $		U.S. $
Forward		Value at		Value at	Unrealized
Settlement	Currency to	Feb. 28,	Currency to	Feb. 28,	Appreciation
Date	be received	2014	be delivered	2014	(Depreciation)
	South
3/19/14 (a)	African Rand	5,348,833	U.S. Dollar	5,250,000	$98,833
	South
3/3/14 (a)	African Rand	10,019	U.S. Dollar	10,061	(42)
3/19/14 (a)	Swedish Krona	1,799,826	Euro	1,759,858	39,968
3/19/14 (a)	Swiss Franc	4,241,924	Euro	4,223,660	18,264
3/19/14 (a)	Swiss Franc	1,409,006	U.S. Dollar	1,370,700	38,305
3/19/14 (a)	Thai Baht	497,797	U.S. Dollar	490,000	7,797
3/19/14 (a)	Turkish Lira	9,129,392	U.S. Dollar	9,060,100	69,292
			Australian
3/19/14 (a)	U.S. Dollar	9,604,281	Dollar	9,618,719	(14,437)
3/19/14 (a)	U.S. Dollar	3,480,000	Brazilian Real	3,521,071	(41,071)
3/20/14 (a)	U.S. Dollar	1,084,293	British Pound	1,088,291	(3,998)
3/19/14 (a)	U.S. Dollar	7,355,903	British Pound	7,434,926	(79,023)
			Canadian
3/19/14 (a)	U.S. Dollar	2,190,000	Dollar	2,192,456	(2,456)
			China
			Offshore Spot
2/9/15 (a)	U.S. Dollar	6,900,000	Exchange Rate	6,831,679	68,321
			Egyptian
7/8/14 (a)	U.S. Dollar	189,000	Pound	234,681	(45,681)
3/19/14 (a)	U.S. Dollar	24,691,769	Euro	24,989,985	(298,217)
			Hungarian
3/19/14 (a)	U.S. Dollar	3,979,500	Forint	3,946,401	33,099
			Israeli
3/19/14 (a)	U.S. Dollar	580,000	New Shekel	581,445	(1,445)
3/19/14 (a)	U.S. Dollar	3,950,000	Japanese Yen	3,978,204	(28,204)
3/19/14 (a)	U.S. Dollar	2,400,000	Mexican Peso	2,446,987	(46,987)
			New Zealand
3/19/14 (a)	U.S. Dollar	1,090,909	Dollar	1,113,926	(23,017)
3/3/14 (a)	U.S. Dollar	5,332	Polish Zloty	5,380	(48)
3/19/14 (a)	U.S. Dollar	1,205,000	Polish Zloty	1,224,623	(19,623)
			Romanian
3/19/14 (a)	U.S. Dollar	1,725,000	New Lei	1,758,387	(33,387)
			Russian
3/21/14 (a)	U.S. Dollar	650,000	Rouble	646,401	3,600
			Russian
3/19/14 (a)	U.S. Dollar	8,044,000	Rouble	7,911,608	132,391
			South
3/19/14 (a)	U.S. Dollar	5,949,400	African Rand	5,974,330	(24,930)
3/19/14 (a)	U.S. Dollar	1,450,000	Swiss Franc	1,483,287	(33,287)

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Open Forward Currency Contracts (Continued)

February 28, 2014
		U.S. $		U.S. $
Forward		Value at		Value at	Unrealized
Settlement	Currency to	Feb. 28,	Currency to	Feb. 28,	Appreciation
Date	be received	2014	be delivered	2014	(Depreciation)
3/19/14 (a)	U.S. Dollar	1,863,800	Thai Baht	1,875,015	$(11,215)
3/19/14 (a)	U.S. Dollar	6,469,900	Turkish Lira	6,322,248	147,652
3/18/14 (a)	U.S. Dollar	600,000	Turkish Lira	623,214	(23,214)
					$195,415

(a)	Citigroup Global Markets, Inc. is the central clearing counterparty for this open forward currency contract held by the Fund as of February 28, 2014.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Interest Rate Swaps

February 28, 2014

						Unrealized
	Reference	Pay/Receive		Expiration	Notional	Appreciation
Counterparty	Currency	Fixed Rate	Fixed Rate	Date	Amount	(Depreciation)
Citibank N.A.	Brazilian
	Real (BRL)	Receive	8.200%	7/1/14	5,916,921	$(18,767)
Citibank N.A.	Brazilian
	Real (BRL)	Receive	8.155%	7/1/14	6,191,877	(22,122)
Citibank N.A.	Brazilian
	Real (BRL)	Receive	9.965%	7/1/14	28,987,005	46,642
Citibank N.A.	Hungarian
	Forint (HUF)	Pay	4.370%	2/7/19	690,717,600	3,505
Citibank N.A.	Hungarian
	Forint (HUF)	Receive	3.040%	8/21/14	5,796,000,000	8,497
Citibank N.A.	Mexican
	Peso (MXN)	Receive	6.630%	12/18/23	7,826,000	(1,874)
Citibank N.A.	Mexican
	Peso (MXN)	Receive	6.630%	12/15/23	7,826,000	(1,737)
Citibank N.A.	Mexican
	Peso (MXN)	Receive	6.535%	1/10/24	7,305,600	(6,343)
Citibank N.A.	New Zealand
	Dollar (NZD)	Receive	3.950%	10/5/15	17,290,000	(959)
Citibank N.A.	Norwegian
	Kroner (NOK)	Pay	2.032%	1/14/17	16,450,000	1,596
Citibank N.A.	Polish
	Zloty (PLN)	Receive	4.120%	4/4/19	13,600,000	93,841
Citibank N.A.	Polish
	Zloty (PLN)	Pay	3.426%	4/4/16	32,500,000	(72,781)
Citibank N.A.	South African
	Rand (ZAR)	Receive	6.500%	9/23/15	50,760,000	(32,582)
Citibank N.A.	South African
	Rand (ZAR)	Receive	6.270%	11/12/14	232,320,000	(25,246)
Citibank N.A.	South African
	Rand (ZAR)	Pay	7.160%	11/3/14	232,320,000	(17,299)

Total net unrealized appreciation (depreciation)
on interest rate swaps						$(45,629)

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Schedule of Total Return Swaps

February 28, 2014

Pay/
Receive
		Total				Number
		Return on		Termin-		of
	Reference	Reference	Financing	ation	Notional	Index/	Unrealized
Counterparty	Entity	Entity	Rate	Date	Value	Units	(Depreciation)
Citibank N.A.	MSCI
International
Czech
Republic
	Net Index (c)	Receive	0.739%(a)	11/14/2014	$602,059	742	$(9,728)
RBC Capital	PDL
Markets	BioPharma,
	Inc.	Pay	(0.845)%(b)	04/10/2014	$(20,172)	(2,531)	(1,519)
Total net unrealized
appreciation (depreciation)
on total return swaps							$(11,247)

(a)	Contracted rate is LIBOR plus 0.5%.
(b)	Contracted rate is LIBOR minus 1.00%.
(c)	Comprised of Czech Republic equity securities. Index is designed to measure performance of the large and mid cap segments, and is comprised of three constituents.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

COLLINS ALTERNATIVE SOLUTIONS FUND

Statement of Assets and Liabilities

February 28, 2014

ASSETS
Investments, at value (cost $143,308,796)	$149,043,394
Cash	3,000,969
Foreign Currency, at value (cost $22,808)	22,840
Variation margin on futures contracts	21,503
Receivables:
Unrealized appreciation on open swap contracts	154,081
Unrealized appreciation on forward currency contracts	1,219,424
Investments sold	3,330,053
Swap interest receivable	901,032
Fund shares sold	610,572
Dividends and interest	266,145
Deposits at brokers	35,149,303
Other assets	11,104
TOTAL ASSETS	193,730,420

LIABILITIES
Written options, at value (premiums received $784,848)	800,692
Short securities, at value (premiums received $35,149,432)	38,167,000
Payables:
Investments purchased	2,873,753
To affiliates	42,938
To advisor	219,918
Dividends and interest on short positions	34,954
Swap interest payable	981,034
Fund shares redeemed	84,055
Distribution fees – Class A	1,572
Unrealized depreciation on open swap contracts	210,957
Unrealized depreciation on forward currency contracts	1,024,009
Accrued expenses and other liabilities	73,356
TOTAL LIABILITIES	44,514,238
NET ASSETS	$149,216,182

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Statement of Assets and Liabilities (Continued)

February 28, 2014

Net assets consist of:
Paid-in capital	$145,450,093
Accumulated net investment loss	(103,276)
Undistributed net realized gain	1,110,638
Net unrealized appreciation (depreciation) on:
Investments	5,891,998
Futures contracts	(77,898)
Swap contracts	(56,876)
Forward contracts	195,415
Securities sold short	(3,017,568)
Foreign currency translation	(3,100)
Purchased options	(157,400)
Written options	(15,844)
NET ASSETS	$149,216,182

CLASS A SHARES
Net assets	$6,759,540
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	625,211
Net asset value, offering, and redemption price per share(1)	$10.81
Maximum offering price per share ($10.81/0.9500)(2)	$11.38
INSTITUTIONAL CLASS SHARES
Net assets	$142,456,642
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	13,164,774
Net asset value, offering, and redemption price per share	$10.82

(1)	A contingent deferred sales charge (“CDSC”) of 0.50% may be charged on purchases greater than $1,000,000 redeemed within twelve months of purchase.
(2)	Reflects a maximum sales charge of 5.00%.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Statement of Operations

For the Year Ended February 28, 2014

INVESTMENT INCOME
Dividend income(1)	$1,020,633
Interest income	304,100
TOTAL INVESTMENT INCOME	1,324,733
EXPENSES
Investment advisory fees	1,398,267
Dividend expense	240,675
Administration and accounting fees	134,932
Interest expenses	108,570
Federal and state registration fees	46,961
Transfer agent fees and expenses	40,364
Audit and tax fees	34,000
Legal fees	24,581
Chief Compliance Officer fees and expenses	21,755
Custody fees	17,564
Reports to shareholders	10,344
Trustees’ fees and related expenses	5,284
Distribution fees – Class A	4,246
Other expenses	36,280
TOTAL EXPENSES	2,123,823
Plus recoupment of expenses reimbursed by Adviser (Note 4)	14,799
NET EXPENSES	2,138,622
NET INVESTMENT LOSS	(813,889)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	3,631,749
Futures contracts	(288,795)
Swap contracts	(491,402)
Forward contracts	720,722
Securities sold short	(259,079)
Foreign currency translation	(10,225)
Purchased options	(1,720,960)
Written options	164,282
1,746,292
Net change in unrealized appreciation (depreciation) on:
Investments	5,161,910
Futures contracts	(43,137)
Swap contracts	25,431
Forward contracts	255,282
Securities sold short	(2,895,059)
Foreign currency translation	1,504
Purchased options	(162,214)
Written options	(79,315)
2,264,402
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	4,010,694
NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,196,805

(1)	Net of $1,695 in foreign withholding tax and issuance fees.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Statements of Changes in Net Assets

	Year Ended	Period Ended
	February 28,	February 28,
	2014	2013(1)
FROM OPERATIONS
Net investment loss	$(813,889)	$(354,436)
Net realized gain (loss) on:
Investments	3,631,749	1,353,518
Futures contracts	(288,795)	2,415
Swap contracts	(491,402)	(122,800)
Forward contracts	720,722	617,817
Securities sold short	(259,079)	(982,902)
Foreign currency translation	(10,225)	62,652
Purchased options	(1,720,960)	(344,259)
Written options	164,282	198,774
Net change in unrealized appreciation (depreciation) on:
Investments	5,161,910	730,088
Futures contracts	(43,137)	(34,761)
Swap contracts	25,431	(82,307)
Forward contracts	255,282	(59,867)
Securities sold short	(2,895,059)	(122,509)
Foreign currency translation	1,504	(4,604)
Purchased options	(162,214)	4,814
Written options	(79,315)	63,471
	3,196,805	925,104
FROM DISTRIBUTIONS
Net investment income – Class A(2)	(3,159)	—
Net investment income – Institutional Class	(79,900)	(100,566)
Net realized gain on investments – Class A(2)	(6,111)	—
Net realized gain on investments – Institutional Class	(154,550)	(11,535)
Net decrease in net assets resulting from distributions paid	(243,720)	(112,101)
FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold – Institutional Class	120,308,035	29,463,650
Proceeds from shares sold – Class A(2)	6,828,428	—
Net asset value of shares issued to shareholders in
payment of distributions declared – Institutional Class	231,658	111,608
Net asset value of shares issued to shareholders in
payment of distributions declared – Class A(2)	9,227	—
Payments for shares redeemed – Institutional Class	(10,498,458)	(852,377)
Payments for shares redeemed – Class A(2)	(151,677)	—
Net increase in net assets from capital share transactions	116,727,213	28,722,881
TOTAL INCREASE IN NET ASSETS	119,680,298	29,535,884
NET ASSETS:
Beginning of Period	29,535,884	—
End of Period	$149,216,182	$29,535,884
ACCUMULATED NET INVESTMENT INCOME (LOSS)	$(103,276)	$186,086

(1)	The Institutional Class shares commenced operations on April 30, 2012.
(2)	The Class A shares commenced operations on July 31, 2013.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Year/Period

Institutional Class	Year Ended	Period Ended
	February 28,	February 28,
	2014	2013(1)
Net Asset Value, Beginning of Year/Period	$10.31	$10.00

Income from investment operations:
Net investment loss(2)	(0.12)	(0.14)
Net realized and unrealized gain on investments	0.66	0.49
Total from investment operations	0.54	0.35

Less distributions paid:
From net investment income	(0.01)	(0.04)
From net realized gain on investments	(0.02)	0.00 (3)
Total distributions paid	(0.03)	(0.04)

Net Asset Value, End of Year/Period	$10.82	$10.31
Total return(4)(5)	5.30%	3.52%

Supplemental Data and Ratios:
Net assets, end of year/period (000’s)	$142,457	$29,536

Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(6)	2.96%	3.68%
Excluding dividends and interest expense on short positions(6)	2.47%	3.02%
After waivers and reimbursements or recoupment of expenses(6)	2.98%	3.15%
Excluding dividends and interest expense on short positions(6)	2.49%	2.49%

Ratio of net investment loss to average net assets:
Before waivers and reimbursements of expenses(6)(7)	(1.11)%	(2.20)%
After waivers and reimbursements or recoupment of expenses(6)(7)	(1.13)%	(1.67)%
Portfolio turnover rate(5)(8)	102.74%	153.74%

(1)	The Institutional Class shares commenced operations on April 30, 2012.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Less than 0.05 cent per share.
(4)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)	The net investment loss ratios include dividends and interest expense on short positions.
(8)	Consists of long-term investments only; excludes securities sold short and derivative instruments.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period

Class A	Period Ended
February 28,
2014 (1)
Net Asset Value, Beginning of Period	$10.74

Income from investment operations:
Net investment loss(2)	(0.07)
Net realized and unrealized gain on investments	0.17
Total from investment operations	0.10

Less distributions paid:
From net investment income	(0.01)
From net realized gain on investments	(0.02)
Total distributions paid	(0.03)

Net Asset Value, End of Period	$10.81

Total return(3)(4)	1.00%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$6,760

Ratio of expenses to average net assets:
Before waivers and reimbursements of expenses(5)	3.19%
Excluding dividends and interest expense on short positions(5)	2.69%
After waivers and reimbursements of expenses(5)	3.19%
Excluding dividends and interest expense on short positions(5)	2.69%

Ratio of net investment loss to average net assets:
Before waivers and reimbursements of expenses(5)(6)	(1.21)%
After waivers and reimbursements of expenses(5)(6)	(1.21)%
Portfolio turnover rate(4)(7)	102.74%

(1)	The Class A shares commenced operations on July 31, 2013.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Not annualized.
(5)	Annualized.
(6)	The net investment loss ratios include dividends and interest expense on short positions.
(7)	Consists of long-term investments only; excludes securities sold short and derivative instruments.

The accompanying notes are an integral part of these financial statements.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements
February 28, 2014

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Collins Alternative Solutions Fund (the “Fund”) represents a distinct diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is long-term capital appreciation through absolute returns while maintaining a low correlation over time with the major equity and bond markets.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.  The Fund became effective on April 30, 2012 and commenced operations on April 30, 2012 and July 31, 2013 for the Institutional Class and Class A shares, respectively.  Class A shares are subject to an initial maximum sales charge of 5.00% imposed at the time of purchase and 0.50% may be charged on purchases greater than $1,000,000 redeemed within twelve months of purchase.  Each class of shares has identical rights and privileges except with respect to distribution fees, sales charges, and voting rights on matters affecting a single class of shares.  Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Collins Capital Investments, LLC (the “Adviser”), the Fund’s investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

Fund securities including common stocks, convertible preferred stocks, exchange traded funds and rights, listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and ask prices on such day and will generally be classified as Level 2.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2014

Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Debt securities other than short-term instruments are valued at the mean between the closing bid and ask prices provided by a pricing service (“Pricing Service”).  If the closing bid and ask prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  The Fund’s Pricing Services use multiple valuation techniques to determine fair value.  In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which quotes from market makers are used to determine fair value.  In instances where sufficient market activity may not exist or is limited, the Pricing Services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value and generally will be classified as Level 2.  Fixed income securities including corporate bonds, convertible bonds, municipal bonds and bank loans are normally valued on the basis of quotes obtained from brokers and dealers or a Pricing Service.  Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.  Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.  Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded and the option will generally be classified as Level 2.  Futures contracts are valued at the last sale price at the closing of trading on the relevant exchange or board of trade.  If there was no sale on the applicable exchange or board of trade on such day, they are valued at the average of the quoted bid and ask prices as of the close of such exchange or board of trade.

Over-the-counter financial derivative instruments, such as foreign currency contracts, futures, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors.  These contracts are normally valued on the basis of broker dealer quotations or a Pricing Service at the

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2014

settlement price determined by the relevant exchange.  Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models.  The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates.  Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Forward currency contracts are presented at fair value measured by the difference between the forward exchange rates (“forward rates”) at the dates of the entry into the contracts and the forward rates at the reporting date, and such differences are included in the Statement of Assets and Liabilities.

Swap agreements are generally traded over the counter and are valued by a Pricing Service using observable inputs.  In the event the Adviser determines the price of a swap in this manner does not represent market value, the fair value of the subject swap shall be determined in accordance with the Trust’s fair value procedures.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of February 28, 2014:

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2014

	Level 1	Level 2	Level 3	Total
Assets(1):
Common Stocks	$49,610,856	$431,019	$—	$50,041,875
Convertible Bonds	—	9,209,438	—	9,209,438
Corporate Bonds	—	5,469,028	—	5,469,028
Exchange-Traded Funds	11,962,197	—	—	11,962,197
Municipal Bonds	—	335,475	—	335,475
Mutual Funds	22,000,707	—	—	22,000,707
Purchased Options	392,910	213,645	—	606,555
Real Estate Investment Trusts	5,392,551	—	—	5,392,551
Short-Term Investments	44,025,568	—	—	44,025,568
Total Assets	$133,384,789	$15,658,605	$—	$149,043,394
Liabilities:
Securities Sold Short	$36,807,923	$1,359,077	$—	$38,167,000
Written Options	616,492	184,200	—	800,692
Total Liabilities	$37,424,415	$1,543,277	$—	$38,967,692
Other Financial
Instruments(2)
Forwards	$—	$195,415	$—	$195,415
Futures	(77,898)	—	—	(77,898)
Swaps	—	(56,876)	—	(56,876)
Total Other Financial
Instruments	$(77,898)	$138,539	$—	$60,641

(1)	See the Schedule of Investments for industry classifications.
(2)
Other financial instruments are futures contracts, swap contracts and forward contracts not reflected in the Schedule of Investments, which are reflected at the net unrealized appreciation (depreciation) on the instrument.

The Fund did not invest in any Level 3 securities during the year ended February 28, 2014.  It is the Fund’s policy to record transfers between levels at the end of the reporting period.

(b)	Foreign Securities and Currency Transactions

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Realized foreign exchange gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities are reported within realized gain (loss) on investments.  Net unrealized foreign exchange gains and losses arising from changes in the values of investments in securities from fluctuations in exchange rates are reported within unrealized gain (loss) on investments.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2014

Investments in foreign securities entail certain risks.  There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries.  Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c)	Derivative Instruments

GAAP requires enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund invested in derivative instruments such as purchased options, written options, forward currency contracts, swap contacts and futures contracts during the period.

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of February 28, 2014:

	Asset Derivatives
Derivatives not accounted	Statement of
for as hedging instruments	Assets & Liabilities Location	Value
Equity Contracts – Options	Investments, at value	$223,088
Interest Rate
Contracts – Options	Investments, at value	344
Foreign Exchange
Contracts – Options	Investments, at value	383,123
Interest Rate
Contracts – Futures	Net assets – Unrealized appreciation*	36,020
Equity Contracts – Futures	Net assets – Unrealized appreciation*	101,933
Foreign Exchange	Unrealized appreciation on
Contracts – Forwards	forward currency contracts	1,219,424
Interest Rate	Unrealized appreciation on
Contracts – Swaps	open swap contracts	154,081
Total		$2,118,013

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2014

	Liability Derivatives
Derivatives not accounted	Statement of
for as hedging instruments	Assets & Liabilities Location	Value
Equity Contracts – Options	Written options, at value	$375,092
Interest Rate
Contracts – Options	Written options, at value	10,719
Foreign Exchange
Contracts – Options	Written options, at value	414,881
Interest Rate
Contracts – Futures	Net assets – Unrealized depreciation*	2,132
Equity Contracts –
Futures	Net assets – Unrealized depreciation*	213,719
Foreign Exchange	Unrealized depreciation on
Contracts – Forwards	forward currency contracts	1,024,009
Interest Rate	Unrealized depreciation on
Contracts – Swaps	open swap contracts	199,710
Equity	Unrealized depreciation on
Contracts – Swaps	open swap contracts	11,247
Total		$2,251,509

*
Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Open Futures Contracts.  Only the current days variation margin is reflected in the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended February 28, 2014:

	Amount of Realized Gain or (Loss) on
	Derivatives Recognized in Income
Derivatives not					Forward
accounted for as	Purchased	Written	Futures	Swap	Currency
hedging instruments	Options	Options	Contracts	Contracts	Contracts	Total
Interest Rate
Contracts	$(62,172)	$19,206	$(47,909)	$(193,392)	$—	$(284,267)
Foreign Exchange
Contracts	(1,090,270)	592,168	—	—	720,722	222,620
Volatility Contracts	—	—	—	(46,342)	—	(46,342)
Commodity Contracts	—	—	(84,273)	—	—	(84,273)
Equity Contracts	(568,518)	(447,092)	(156,613)	3,111	—	(1,169,112)
Credit Contracts	—	—	—	(254,779)	—	(254,779)
Total	$(1,720,960)	$164,282	$(288,795)	$(491,402)	$720,722	$(1,616,153)

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2014

	Change in Unrealized Appreciation or (Depreciation)
	on Derivatives Recognized in Income
Derivatives not					Forward
accounted for as	Purchased	Written	Futures	Swap	Currency
hedging instruments	Options	Options	Contracts	Contracts	Contracts	Total
Interest Rate Contracts	$(9,420)	$(1,655)	$43,024	$(45,544)	$—	$(13,595)
Foreign Exchange
Contracts	(207,128)	(31,547)	—	—	255,282	16,607
Volatility Contracts	—	—	—	36,717	—	36,717
Commodity Contracts	—	—	22,521	—	—	22,521
Equity Contracts	54,334	(46,113)	(108,682)	(11,247)	—	(111,708)
Credit Contracts	—	—	—	45,505	—	45,505
Total	$(162,214)	$(79,315)	$(43,137)	$25,431	$255,282	$(3,953)

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels.  Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.  The following table presents offsetting of assets and liabilities as of February 28, 2014.

Assets:

		Gross	Net
		Amount	Amounts
		Offset	Presented	Gross Amounts not
		in the	in the	offset in the Statement
	Gross	Statement	Statement	of Assets and Liabilities
	Amount of	of Assets	of Assets
	Recognized	and	and	Financial	Collateral	Net
	Assets	Liabilities	Liabilities	Instruments	Received	Amount
Description
Futures
Contracts	$21,503	$—	$21,503	$—	$—	$21,503
Interest Rate
Swap
Contracts	154,081	—	154,081	(154,081)	—	—
Forward
Contracts	1,219,424	—	1,219,424	(1,024,009)	—	195,415
	$1,395,009	$—	$1,395,009	$(1,178,090)	$—	$216,918

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2014

Liabilities:

		Gross	Net
		Amount	Amounts
		Offset	Presented	Gross Amounts not
		in the	in the	offset in the Statement
	Gross	Statement	Statement	of Assets and Liabilities
	Amount of	of Assets	of Assets
	Recognized	and	and	Financial	Collateral	Net
	Liabilities	Liabilities	Liabilities	Instruments	(Pledged)	Amount
Description
Written Options	$800,692	$—	$800,692	$—	$(800,692)	$—
Interest Rate
Swap Contracts	199,710	—	199,710	(154,081)	(45,629)	—
Total Return
Swap Contracts	11,247	—	11,247	—	(11,247)	—
Forward
Contracts	1,024,009	—	1,024,009	(1,024,009)	—	—
	$2,035,658	$—	$2,035,658	$(1,178,090)	$(857,568)	$—

Options

The Fund is subject to equity price risk and foreign currency fluctuations in the normal course of pursuing its investment objectives.  The Fund enters into written call options to hedge against changes in the value of equities.  The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income.  Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default.  The Fund may also purchase put options to provide protection against adverse price effects from anticipated changes in prices of securities.  In addition, the Fund enters into purchased put options to hedge against changes in the value of written put options.

The Fund may purchase and write call and put options on securities and indices and enter into related closing transactions.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss.  If a put option is exercised, the premium is deducted from the cost basis of the security purchased.  The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2014

security underlying the written option.  When purchasing options, the Fund will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised.  The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss.  If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Fund has a realized gain or loss.

Transactions in options written during the year ended February 28, 2014 were as follows:

	Notional		Total
	Amount	Contracts	Premiums(1)
Call Options
Outstanding, beginning of period	4,990,000	49	$242,407
Options written	115,275,000	5,384	2,602,860
Options terminated in closing transactions	(6,060,000)	(1,603)	(1,769,027)
Options exercised	—	(788)	(71,085)
Options expired	(99,080,000)	(2,225)	(606,838)
Outstanding, end of period	15,125,000	817	$398,317

	Notional		Total
	Amount	Contracts	Premiums(1)
Put Options
Outstanding, beginning of period	6,900,000	27	$126,409
Options written	150,150,000	1,283	1,937,714
Options terminated in closing transactions	(2,400,000)	(638)	(1,347,377)
Options exercised	—	(250)	(28,080)
Options expired	(73,350,000)	(298)	(302,135)
Outstanding, end of period	81,300,000	124	$386,531

(1)	Represents total premiums for both notional amount and contract activity.

As of February 28, 2014, deposits with broker which served as collateral for options written was $144,887.

Transactions in purchased options during the year ended February 28, 2014 were as follows:

	Notional
	Amount	Contracts
Outstanding, beginning of period	17,784,500	292
Options purchased	247,572,230	2,468
Options terminated in closing transactions	(18,182,000)	(1,444)
Options exercised	—	(10)
Options expired	(200,469,730)	(691)
Outstanding, end of period	46,705,000	615

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2014

Futures and Forward Currency Contracts

The Fund may enter into foreign currency forward exchange contracts.  When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price at a future date.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.  The Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Fund may enter into futures contracts traded on domestic exchanges, including stock index futures contracts.  Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected.  Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.  Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses.  When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  A stock index futures contract does not involve the physical delivery of the underlying stocks in the index.  As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities.  This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.  At February 28, 2014, deposits at broker for futures contracts amounted to $633,052.  The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time.  Futures contracts also expose the Fund to counterparty credit risk.  The Fund will not enter into these contracts unless it owns either 1) an offsetting position in the securities or 2) cash and liquid assets with a value marked-to-market daily, sufficient to cover their potential obligations.

The average monthly notional amounts during the period were as follows:

	Futures Contracts	Forward Currency Contracts
Long	$10,173,119	$138,435,154
Short	$11,530,660	$138,435,894

Swap Agreements

The Fund is subject to equity price, foreign exchange rate, credit, and volatility risk in the normal course of pursuing its investment objective.  The Fund may enter into various swap transactions for investment purposes to manage these risks.  These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2014

investments or instruments.  The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment.  Changes in the value of swap agreements are recognized as unrealized gains or losses in the “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day.  Payments received or paid at the beginning of the agreement are referred to as upfront payments. The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss until contracts are closed or payments are received/paid and recognized as income.  A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations.  The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction.  At February 28, 2014, the Fund did not have any deposits with brokers to serve as collateral for swap contracts.  Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk.  The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that amount is positive.

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate issuers or indexes or to create exposure to corporate issuers or indexes to which it is not otherwise exposed.  In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers.  Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.  Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statement of Operations.  In the case of credit default swaps where the Fund is selling protection, the notional amount approximates the maximum loss.

For the year ended February 28, 2014, the Fund recorded net realized losses of $491,402 resulting from swap activity.  The average monthly notional amount of swaps during the period was $634,004,097 for long positions and $1,552 for short positions.

(d)	Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2014

security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.  For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions.  Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities.  The Fund is liable for any dividends or interest payable on securities while those securities are in a short position.  Such dividend amounts are recorded on the ex-dividend date as a dividend expense.  As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities.  The segregated assets are valued consistent with Note 2a above.  The amount of segregated assets is required to be adjusted daily to reflect changes in the fair value of the securities sold short.  At February 28, 2014, the Fund had deposits with brokers of $34,371,365 which served as collateral for securities sold short.  The Fund’s deposit with broker for securities sold short is with Goldman Sachs.

(e)	Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

As of and during the year ended February 28, 2014, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year ended February 28, 2014, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal taxing authorities for the tax periods since the commencement of operations.

(f)	Distributions to Shareholders

In general, the Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Fund.  To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2014

(g)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(h)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

(i)	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class.  Most Fund expenses are allocated by class based on relative net assets.  Distribution fees are expensed at 0.25% of average daily net assets of the Class A.  Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(j)	Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions using the specific identification method for the best tax relief order by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income and expense are recognized on the ex-dividend date and interest income and expense are recognized on an accrual basis.  Withholding taxes on foreign dividends and interest, net of any reclaims, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Any discount or premium on securities purchased are accreted or amortized over the expected life of the respective securities using the interest method.

(3)	Federal Tax Matters

The tax character of distributions paid during the periods ended February 28, 2014 and February 28, 2013 were as follows:

	February 28, 2014	February 28, 2013
Ordinary Income	$243,270	$100,566
Long-Term Capital Gain	$450	$11,535

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2014

As of February 28, 2014, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$143,869,342
Gross tax unrealized appreciation	9,256,803
Gross tax unrealized depreciation	(4,082,751)
Net tax unrealized appreciation on investments	$5,174,052
Net tax unrealized depreciation on forward contracts,
foreign currency, swaps, futures and short sells	(3,302,259)
Total net unrealized appreciation	1,871,793
Undistributed ordinary income	1,638,090
Undistributed long-term capital gain	324,692
Total distributable earnings	$1,962,782
Other accumulated losses	(68,486)
Total accumulated gains	$3,766,089

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, and investments in partnerships and contingent payment debt instruments.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended February 28, 2014, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities.

Accumulated Undistributed Net Investment Income/(Loss)	$607,586
Accumulated Net Realized Gain/(Loss)	$(607,585)
Paid-In Capital	$(1)

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.95% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through April 30, 2015, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary items) do not exceed 2.49% and 2.74% (the “Expense Limitation Cap”) of the Fund’s average daily net assets of the Institutional Class shares and Class A shares, respectively.  Any such waiver or

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2014

reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.  For the year ended February 28, 2014, the Adviser recouped prior period waivers for the Institutional Class amounting to $14,799.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

Institutional Class
February 28, 2016	$97,846

Sub-advisory services are provided to the Fund, pursuant to agreements between the Adviser and the below listed sub-advisers.  Under the terms of these sub-advisory agreements, the Adviser compensates the sub-advisers based on the portion of the Fund’s average daily net assets which they have been allocated to manage.

Clinton Group, Inc.
The Cambridge Strategy (Asset Management) Limited
Pinebank Asset Management, LP
Seven Locks Capital Management LP
Stadion Money Management, LLC
Whitebox Advisors LLC

(5)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets of Class A shares for services to prospective Fund shareholders and distribution of Fund shares.

During the year ended February 28, 2014, the Fund accrued and owed expenses related to the 12b-1 Plan as follows:

	Fees Accrued	Fees Owed
Class A	$4,246	$1,572

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator and Fund Accountant under an Administration Agreement.  The Administrator performs various administrative and accounting services including: preparing various federal and state regulatory filings, reports and returns for the Fund; preparing reports and materials to be supplied to the Trustees; monitoring the activities of the Fund’s custodian, transfer agent and accountants; coordinating the preparation and payment of the Fund’s expenses; and reviewing the Fund’s expense accruals.  For the year ended February 28, 2014, the Fund incurred $134,932 in administration and accounting fees.  At February 28, 2014, the Administrator was owed fees of $25,433.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2014

USBFS also serves as the transfer agent to the Fund.  U.S. Bank, N.A. (“U.S. Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  For the year ended February 28, 2014, the Fund incurred $40,364, and $17,564 in transfer agency and custody fees, respectively.  At February 28, 2014, the Fund owed fees of $9,653, and $3,902 for transfer agency and custody fees, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of USBFS and U.S. Bank.

The Fund also has a line of credit with U.S. Bank (see Note 10).

Certain officers of the Fund are also employees of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank.  This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the year ended February 28, 2014, the Fund was allocated $21,755 of the Trust’s Chief Compliance Officer fee.  At February 28, 2014, the Fund owed fees of $3,950 to USBFS for Chief Compliance Officer’s services.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Institutional Class
	Year Ended	Period Ended
	February 28, 2014	February 28, 2013(1)
Shares sold	11,260,381	2,936,256
Shares reinvested	21,273	10,931
Shares redeemed	(980,577)	(83,490)
Net increase	10,301,077	2,863,697

(1)	The Institutional Class shares commenced operations on April 30, 2012.

Class A

Period Ended
August 31, 2013(2)
Shares sold	638,520
Shares reinvested	847
Shares redeemed	(14,156)
Net increase	625,211

(2)	The Class A shares commenced operations on July 31, 2013.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notes to Financial Statements (Continued)
February 28, 2014

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, securities sold short and derivative instruments for the Fund for the year ended February 28, 2014, were $127,017,355 and $53,538,545, respectively.  There were no purchases or sales of U.S. government securities for the Fund.

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  At February 28, 2014, Charles Schwab and Co., Inc., for the benefit of its customers, held 44.64% of the Fund’s outstanding Institutional Class shares.  At February 28, 2014, National Financial Services and Charles Schwab & Co., each for the benefit of its customers, held 35.79% and 25.47% of the Fund’s outstanding Class A shares, respectively.

(10)	Line of Credit

The Fund has a line of credit with maximum borrowing for the lessor of 33.33% of the Fund’s net assets or $10,000,000, which matures on August 14, 2014.  This unsecured line of credit is intended to provide short-term financing, if necessary, and subject to certain restrictions, in connection with shareholder redemptions.  Interest will be accrued at the prime rate of 3.25% as of February 28, 2014. The credit facility is with the Fund’s custodian, U.S. Bank.  During the year ended February 28, 2014, the Fund had borrowings on the line of credit on four days, with an average borrowing and interest rate on those days of $232,250 and 3.25%, respectively.  Interest expense of $87 incurred during the period is included within other expenses on the Statement of Operations.  The April 2, 2013, balance of $315,000 was the maximum amount of borrowings during the year ended February 28, 2014.

COLLINS ALTERNATIVE SOLUTIONS FUND
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Collins Alternative Solutions Fund
(Trust for Professional Managers)

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, options written, securities sold short, open futures contracts, open forward currency contracts, interest rate swaps, and total return swaps, of Collins Alternative Solutions Fund (the “Fund”), a series of Trust for Professional Managers, as of February 28, 2014, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of February 28, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Collins Alternative Solutions Fund as of February 28, 2014, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
April 29, 2014

COLLINS ALTERNATIVE SOLUTIONS FUND
Basis for Trustees’ Approval of Sub-Advisory Agreements
(Unaudited)

BASIS FOR TRUSTEES’ APPROVAL OF SUB-ADVISORY AGREEMENT WITH CLINTON GROUP, INC.

The Board of Trustees (the “Board” or “Trustees”) of Trust for Professional Managers (the “Trust”) met in person at a meeting held on February 21, 2013 to consider the approval of the sub-advisory agreement (the “CGI Sub-Advisory Agreement”) for the Collins Alternative Solutions Fund (the “Fund”), a series of the Trust, entered into between the Fund’s investment adviser, Collins Capital Investments, LLC (the “Adviser”) and Clinton Group, Inc. (“CGI”).

In advance of the meeting, the Trustees requested and received materials to assist them in considering the approval of the CGI Sub-Advisory Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the CGI Sub-Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the CGI Sub-Advisory Agreement, due diligence materials prepared by CGI (including a due diligence questionnaire, Form ADV, bibliographic information of key management and compliance personnel, a compliance program summary and certain specific compliance policies and procedures, including CGI’s code of ethics) and other pertinent information.  Based on their evaluation of the information provided by the Adviser and CGI, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the CGI Sub-Advisory Agreement for an initial term ending two years following the hiring of CGI as a Sub-Adviser.

DISCUSSION OF FACTORS CONSIDERED

In considering the Sub-Advisory Agreement between the Adviser and CGI and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE SUB-ADVISER TO THE FUND

The Trustees considered the nature, extent and quality of services to be provided by CGI to the Fund.  The Trustees considered CGI’s specific responsibilities in all aspects of day-to-day management of a portion of the Fund’s assets, as well as the qualifications, experience and responsibilities of Gregory P. Taxin, who would serve as the portfolio manager for the segment of the Fund’s assets managed by CGI, and other key personnel at CGI.  The Trustees concluded that CGI had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the CGI Sub-Advisory Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISER

In assessing the portfolio management services to be provided by CGI, the Board considered the qualifications, background and experience of the portfolio manager and the performance of a private fund managed by CGI using a similar strategy to that which

COLLINS ALTERNATIVE SOLUTIONS FUND
Basis for Trustees’ Approval of Sub-Advisory Agreements (Unaudited) (Continued)

would be applied to CGI’s segment of the Fund.  The Trustees concluded that the Fund and its shareholders were likely to benefit from CGI’s management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE SUB-ADVISER

The Trustees reviewed and considered the sub-advisory fees payable by the Adviser to CGI under the CGI Sub-Advisory Agreement.  Since CGI’s sub-advisory fees would be paid by the Adviser, the overall advisory fee paid by the Fund would not be directly affected by CGI’s sub-advisory fee.  Consequently, the Trustees did not consider the costs of services to be provided by CGI or its profitability from its relationship with the Fund because the Trustees did not consider these factors as relevant.  Based on all these factors, the Trustees concluded that the sub-advisory fees to be paid to CGI by the Adviser were reasonable in light of the services to be provided under the CGI Sub-Advisory Agreement.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to CGI would not be paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by CGI from its association with the Fund.  The Trustees concluded that the benefits that CGI may receive appear to be reasonable, and in many cases benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the approval of the CGI Sub-Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances, including the recommendation of the Adviser with respect to CGI.  Based on this review and recommendation, the Trustees, including a majority of the Independent Trustees, approved the CGI Sub-Advisory Agreement as being in the best interests of the Fund and its shareholders.

COLLINS ALTERNATIVE SOLUTIONS FUND
Basis for Trustees’ Approval of Sub-Advisory Agreements
(Unaudited) (Continued)

BASIS FOR TRUSTEES’ APPROVAL OF SUB-ADVISORY AGREEMENT WITH SEVEN LOCKS CAPITAL MANAGEMENT LP

The Board of Trustees (the “Board” or “Trustees”) of Trust for Professional Managers (the “Trust”) met in person at a meeting held on October 24, 2013 to consider the approval of the sub-advisory agreement (the “Seven Locks Sub-Advisory Agreement”) for the Collins Alternative Solutions Fund (the “Fund”), a series of the Trust, entered into between the Fund’s investment adviser, Collins Capital Investments, LLC (the “Adviser”) and Seven Locks Capital Management LP (“Seven Locks”).

In advance of the meeting, the Trustees requested and received materials to assist them in considering the approval of the Seven Locks Sub-Advisory Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Seven Locks Sub-Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Seven Locks Sub-Advisory Agreement, due diligence materials prepared by Seven Locks (including a due diligence questionnaire, Form ADV, bibliographic information of key management and compliance personnel, a compliance program summary and certain specific compliance policies and procedures, including Seven Locks’ code of ethics) and other pertinent information.  The Trustees also considered a certification from the Adviser as to the adequacy of Seven Locks’ compliance program.  Based on their evaluation of the information provided by the Adviser and Seven Locks, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Seven Locks Sub-Advisory Agreement for an initial term ending two years following the hiring of Seven Locks as a Sub-Adviser.

DISCUSSION OF FACTORS CONSIDERED

In considering the Sub-Advisory Agreement between the Adviser and Seven Locks and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE SUB-ADVISER TO THE FUND

The Trustees considered the nature, extent and quality of services to be provided by Seven Locks to the Fund.  The Trustees considered Seven Locks’ specific responsibilities in all aspects of day-to-day management of a portion of the Fund’s assets, as well as the qualifications, experience and responsibilities of Andrew Goldman, who would serve as the portfolio manager for the segment of the Fund’s assets managed by Seven Locks, and other key personnel at Seven Locks.  The Trustees concluded that Seven Locks had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Seven Locks Sub-Advisory Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund were satisfactory and reliable.

COLLINS ALTERNATIVE SOLUTIONS FUND
Basis for Trustees’ Approval of Sub-Advisory Agreements (Unaudited) (Continued)

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISER

In assessing the portfolio management services to be provided by Seven Locks, the Board considered the qualifications, background and experience of the portfolio manager and the performance of a private fund managed by Seven Locks using a similar strategy to that which would be applied to Seven Locks’ segment of the Fund.  The Trustees concluded that the Fund and its shareholders were likely to benefit from Seven Locks’ management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE SUB-ADVISER

The Trustees reviewed and considered the sub-advisory fees payable by the Adviser to Seven Locks under the Seven Locks Sub-Advisory Agreement.  Since Seven Locks’ sub-advisory fees would be paid by the Adviser, the overall advisory fee paid by the Fund would not be directly affected by Seven Locks’ sub-advisory fee.  Consequently, the Trustees did not consider the costs of services to be provided by Seven Locks or its profitability from its relationship with the Fund because the Trustees did not consider these factors as relevant.  Based on all these factors, the Trustees concluded that the sub-advisory fees to be paid to Seven Locks by the Adviser were reasonable in light of the services to be provided under the Seven Locks Sub-Advisory Agreement.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to Seven Locks would not be paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by Seven Locks from its association with the Fund.  The Trustees concluded that the benefits that Seven Locks may receive appear to be reasonable, and in many cases benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the approval of the Seven Locks Sub-Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances, including the recommendation of the Adviser with respect to Seven Locks.  Based on this review and recommendation, the Trustees, including a majority of the Independent Trustees, approved the Seven Locks Sub-Advisory Agreement as being in the best interests of the Fund and its shareholders.

BASIS FOR TRUSTEES’ RENEWAL OF SUB-ADVISORY AGREEMENT WITH PINEBANK ASSET MANAGEMENT, LP

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met in person at a meeting held on January 24, 2014 to consider the renewal of the sub-advisory agreement (the “Pinebank Sub-Advisory Agreement”) for the Collins Alternative Solutions Fund (the “Fund”) entered into between Collins Capital Investments, LLC (the

COLLINS ALTERNATIVE SOLUTIONS FUND
Basis for Trustees’ Approval of Sub-Advisory Agreements (Unaudited) (Continued)

“Adviser”) and Pinebank Asset Management, LP (“Pinebank”).  In considering the Pinebank Sub-Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.  In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Pinebank Sub-Advisory Agreement.  The materials provided contained information with respect to the factors enumerated below, including copies of the Pinebank Sub-Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Pinebank Sub-Advisory Agreement, due diligence materials prepared by the Adviser and Pinebank (including a due questionnaire, Form ADV, bibliographic information of key management and compliance personnel, a compliance program summary and certain specific compliance policies and procedures, including Pinebank’s code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the sub-advisory agreement renewal process, including performance information for the Fund.  The Trustees also considered a certification from Collins Capital as to the adequacy of the Cohanzick Management, LLC compliance program adopted by Pinebank, as well as a representation from Collins Capital regarding Pinebank’s financial stability.  Based on their evaluation of the information provided by the Adviser and Pinebank, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the continuation of the Pinebank Sub-Advisory Agreement for an additional term ending August 31, 2014.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the sub-advisory agreements between the Adviser and the Sub-Advisers, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE SUB-ADVISER TO THE FUND

The Trustees considered the nature, extent and quality of services to be provided by Pinebank to the Fund.  The Trustees considered Pinebank’s specific responsibilities in all aspects of day-to-day management of a portion of the Fund’s assets, as well as the qualifications, experience and responsibilities of Oren Cohen, who serves as the portfolio manager for the segment of the Fund’s assets managed by Pinebank and is Pinebank’s sole employee.  The Trustees also considered information provided by Pinebank for the Meeting, relating to Pinebank’s investment objectives and strategies for the Fund, brokerage practices and compliance and risk management programs.  The Trustees also noted any services that extended beyond portfolio management.  The Trustees concluded that Pinebank had sufficient resources, investment methods and compliance policies and procedures essential to performing its duties under the Pinebank Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services provided by Pinebank to the Fund were satisfactory.

COLLINS ALTERNATIVE SOLUTIONS FUND
Basis for Trustees’ Approval of Sub-Advisory Agreements (Unaudited) (Continued)

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISER

The Trustees discussed the Fund’s performance, including the performance relating specifically to the segment of the Fund’s assets managed by Pinebank.  The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Pinebank for quarter and since inception periods ended November 30, 2013.  In assessing the portfolio management services provided by Pinebank, the Board considered the qualifications, background and experience of the portfolio manager, Oren Cohen.  The Trustees concluded that the Fund and its shareholders were likely to benefit from Pinebank’s continued management of a segment of the Fund’s assets.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE SUB-ADVISER

The Trustees reviewed and considered the sub-advisory fees payable by the Adviser to Pinebank under the Pinebank Sub-Advisory Agreement.  The Trustees noted that the Adviser had previously confirmed to the Trustees that the sub-advisory fees payable under the Pinebank Sub-Advisory Agreement were reasonable in light of the quality of the services performed by Pinebank.  Since the sub-advisory fees are paid by the Adviser, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to Pinebank.  Consequently, the Trustees did not consider the costs of services provided by Pinebank or Pinebank’s profitability from its relationship with the Fund because the Trustees did not consider these factors as relevant.  Based on all these factors, the Trustees concluded that the sub-advisory fees paid to Pinebank by the Adviser were reasonable in light of the services provided by Pinebank.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to Pinebank would not be paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by Pinebank from its association with the Fund.  The Trustees concluded that the benefits that Pinebank may receive, such as greater name recognition and increased ability to obtain research and brokerage services, appear to be reasonable, and in many cases benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Pinebank Sub-Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances, including the recommendation of the Adviser with respect to Pinebank.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Pinebank Sub-Advisory Agreement as being in the best interests of the Fund and its shareholders.

COLLINS ALTERNATIVE SOLUTIONS FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

COLLINS ALTERNATIVE SOLUTIONS FUND
Additional Information
(Unaudited)

Tax Information

The Fund designated 47.29% of its ordinary income distribution for the year ended February 28, 2014, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended February 28, 2014, 46.80% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

For the year ended February 28, 2014, 65.86% of taxable ordinary income distributions were designated as short-term capital gain distributions under Internal Revenue Section 871(k).

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-855-55-ALT-MF.

Independent Trustees

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	35	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 58		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	35	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 57		2001	(1986–present).		(an open-end
investment
company with
two portfolios).

COLLINS ALTERNATIVE SOLUTIONS FUND
Additional Information (Continued)
(Unaudited)
Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jonas B. Siegel	Trustee	Indefinite	Managing	35	Independent
615 E. Michigan St.		Term; Since	Director, Chief		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Administrative		Multi-Asset
Age: 70		2009	Officer (“CAO”) and		Endowment
			Chief Compliance		fund complex
			Officer (“CCO”),		(three closed-
			Granite Capital		end investment
			International Group,		companies);
			L.P. (an investment		Independent
			management firm)		Trustee, Gottex
			(1994–2011); Vice		Multi-
			President, Secretary,		Alternatives
			Treasurer and CCO		fund complex
			of Granum Series		(three closed-
			Trust (an open-end		end investment
			investment company)		companies);
			(1997–2007);		Independent
			President, CAO		Manager,
			and CCO, Granum		Ramius IDF
			Securities, LLC		fund complex
			(a broker-dealer)		(two closed-
			(1997–2007).		end investment
companies).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	35	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		end investment
Age: 51		2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

John Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 56	Executive	2013	Services, LLC
	Officer		(2004–present).

COLLINS ALTERNATIVE SOLUTIONS FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Robert M. Slotky	Chief	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	President,
Milwaukee, WI 53202	Officer, Vice	January 26,	U.S. Bancorp Fund
Age: 66	President	2011	Services, LLC
	and Anti-		(2001–present).
Money
Laundering
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President,
615 E. Michigan St.		Term; Since	U.S. Bancorp
Milwaukee, WI 53202		November 15,	Fund Services,	N/A	N/A
Age: 34		2005	LLC
(2004–present).

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator;
Milwaukee, WI 53202	Treasurer,	January 24,	U.S. Bancorp Fund
Age: 40	and	2013	Services, LLC
	Principal		(2002–present).

Financial
and
Accounting
Officer
Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator;
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 32		2011	Services, LLC
(2008–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-855-55-ALT-MF. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 1-855-55-ALT-MF, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-55-ALT-MF to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

COLLINS ALTERNATIVE SOLUTIONS FUND

Investment Adviser	Collins Capital Investments, LLC
806 Douglas Road
Suite 570
Coral Gables, Florida 33134

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on May 8, 2013.

Item 3. Audit Committee Financial Expert.

The registrant’s board of [trustees/directors] has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.  Dr. Akers holds a Ph. D. in accounting and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2014	FYE 2/28/2013
Audit Fees	$25,000	$23,000
Audit-Related Fees	0	0
Tax Fees	$4,000	$3,500
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2014	FYE 2/28/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2014	FYE 2/28/2013
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on May 8, 2013.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*/s/ John Buckel
John Buckel, President

Date April 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*/s/ John Buckel
John Buckel, President

Date April 30, 2014

By (Signature and Title)*/s/ Jennifer Lima
Jennifer Lima, Treasurer

Date April 30, 2014

* Print the name and title of each signing officer under his signature.